                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          SCHERING-PLOUGH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                             [SCHERING-PLOUGH LOGO]

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 2003

                               ------------------

     The Annual Meeting of Shareholders of Schering-Plough Corporation (the "Corporation") will be held at the Sheraton at Woodbridge Place, 515 Route One South, Iselin, New Jersey, on Tuesday, April 22, 2003, at 2:00 p.m. to:

        (1) Elect three directors for terms of three years;

        (2) Ratify the designation of Deloitte & Touche LLP to audit the books and accounts of the Corporation for 2003; and

        (3) Transact such other business as may properly come before the meeting.

     Only holders of record of Common Shares at the close of business on March 3, 2003 will be entitled to vote at the meeting or any adjournments or postponements thereof.

     If you are a shareholder of record and plan to attend the meeting, please detach and retain the admission ticket which is attached to your proxy card. If you are a shareholder whose shares are not registered in your own name and you plan to attend, you may obtain an admission ticket in advance by sending a written request, with evidence of stock ownership, to the Office of the Secretary, Schering-Plough Corporation, 2000 Galloping Hill Road, Kenilworth, New Jersey 07033. Evidence of your stock ownership can be obtained from your bank, broker, etc. Admission to the meeting will be on a first-come, first-served basis. For your convenience, driving directions to the Sheraton at Woodbridge Place are printed on the back cover of the proxy statement.

     Your vote is important. Whether or not you plan to attend the meeting, you can vote in advance by proxy in whichever way is most convenient - in writing, by telephone or by the internet.

                                           JOSEPH J. LAROSA
                                             Secretary
Kenilworth, New Jersey
March 13, 2003

                               TABLE OF CONTENTS


Questions and Answers About Voting..........................           1
Proposal One: Election of Directors.........................           3
  Nominees for Director.....................................           3
  Directors Continuing in Office............................           4
  Committees of the Board of Directors......................           6
  Board Meetings and Attendance of Directors................           8
  Directors' Compensation...................................           8
  Certain Legal Proceedings.................................           8
  Certain Transactions......................................           9
Corporate Governance........................................          10
Stock Ownership.............................................          12
  Stock Ownership of Directors and Officers.................          12
  Stock Equivalents Ownership of Directors..................          12
  Stock Ownership of Certain Beneficial Owners..............          13
  Section 16(a) Beneficial Ownership Reporting Compliance...          13
Executive Compensation......................................          14
  Summary Compensation Table................................          14
  Employment and Change of Control Arrangements.............          15
  Stock Option Information..................................          16
  Pension Plan Information..................................          18
  Executive Compensation and Organization Committee
     Report.................................................          19
Performance Graph...........................................          24
Proposal Two: Ratification of Designation of Independent
  Auditors..................................................          25
  Information About Fees Paid to Deloitte & Touche..........          25
  Finance and Audit Review Committee Report.................          25
Shareholder Proposals for Inclusion in 2004 Proxy
  Statement.................................................          27
Other Shareholder Proposals for Presentation at 2004 Annual
  Meeting...................................................          27
Director Nomination Procedures..............................          27
Other Business..............................................          27
Solicitation of Proxies.....................................          27
Exhibits
  Exhibit A  -- Charter of Finance and Audit Review
     Committee..............................................         A-1
  Exhibit B  -- Charter of Nominating and Corporate
     Governance Committee...................................         B-1
  Exhibit C  -- Charter of Executive Compensation and
     Organization Committee.................................         C-1
  Exhibit D  -- Charter of Business Practices Oversight
     Committee..............................................         D-1
  Exhibit E  -- Charter of Pension Committee................         E-1
  Exhibit F  -- Charter of Executive Committee..............         F-1
Directions to Meeting.......................................  Back cover

                          Schering-Plough Corporation
                            2000 Galloping Hill Road
                          Kenilworth, New Jersey 07033

                                                                  March 13, 2003

                               ------------------
                                PROXY STATEMENT
                               ------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Schering-Plough Corporation (the "Corporation") to be voted at its Annual Meeting of Shareholders on April 22, 2003 and any adjournments or postponements thereof. The Annual Report of the Corporation for 2002, including financial statements for the year ended December 31, 2002, and this Proxy Statement and the accompanying form of proxy are being mailed commencing on or about March 13, 2003 to all shareholders of record as of the close of business on March 3, 2003.

                       QUESTIONS AND ANSWERS ABOUT VOTING

WHAT AM I VOTING ON?

     - Election of three directors (Carl E. Mundy, Jr., Patricia F. Russo and Arthur F. Weinbach) for terms of three years; and

     - Ratification of the designation of Deloitte & Touche LLP to audit the books and accounts of the Corporation for 2003.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record at the close of business on the record date, March 3, 2003, are entitled to vote shares held on that date at the Annual Meeting. Each outstanding share entitles its holder to cast one vote.

HOW DO I VOTE?

     Vote By Mail: Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf FOR the election of the three nominated directors and FOR the ratification of the designation of Deloitte & Touche LLP to audit the books and accounts of the Corporation for 2003.

     Vote By Telephone or Via Internet: If you are a shareholder of record (that is, if you hold your stock in your own name), you may vote by telephone or via the Internet by following the instructions on your proxy card. The telephone number is toll-free, so voting by telephone is at no cost to you.

     If your shares are held in the name of a bank, broker or other holder of record (i.e., in "street name"), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting will be offered to shareholders owning shares through most banks and brokers.

     If you vote by telephone or via the Internet you do not need to return your proxy card.

CAN I ACCESS THE PROXY MATERIALS AND ANNUAL REPORT ELECTRONICALLY?

     This Proxy Statement and the 2002 Annual Report are available on the Corporation's Internet site at www.schering-plough.com.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

     Yes. You may change your vote or revoke your proxy at any time before the proxy is exercised. If you submitted your proxy by mail, you must (a) file with the Secretary of the Corporation a written notice of revocation or (b) timely deliver a valid, later-dated proxy. If you submitted your proxy by telephone or via the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the common shares outstanding on the record date will constitute a quorum. On March 3, 2003, the record date, the Corporation had outstanding and entitled to vote at the Annual Meeting 1,468,540,583 Common Shares, par value $.50 per share ("Common Shares").

     Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     The affirmative vote of a plurality of the votes cast at the meeting by shareholders entitled to vote thereon is required for the election of directors. For the ratification of the designation of Deloitte & Touche LLP the affirmative vote of a majority of the votes cast on the item by shareholders entitled to vote thereon will be required.

     Abstentions and broker non-votes will not be included in determining the number of votes cast concerning any matter. Under the rules of the New York Stock Exchange, absent instructions from the beneficial owners, brokers who hold shares in street name for beneficial owners have the authority to vote on the election of directors and the designation of auditors.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions when you vote, the persons named as proxy holders will vote:

     - FOR election of the three nominated directors; and

     - FOR ratification of the designation of Deloitte & Touche LLP to audit the books and accounts of the Corporation for 2003.

     With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

     Pursuant to the Corporation's Certificate of Incorporation, the Board of Directors is divided into three classes, the terms of which expire successively over a three-year period. Three directors are to be elected at this Annual Meeting to hold office for a term of three years expiring at the 2006 Annual Meeting and until successors shall have been elected and qualified. In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees. The Board of Directors has no reason to believe that any of the nominees named below will be unavailable, or, if elected, will decline to serve.

     Biographical information is given below for each nominee for director, and for each director whose term of office will continue after the Annual Meeting. All of the nominees are presently directors and were previously elected by the shareholders. Mr. Richard Jay Kogan will retire from the Board and all other positions with the Corporation not later than the Annual Meeting.

                             NOMINEES FOR DIRECTOR
                              TERM TO EXPIRE 2006

  NOMINEE AND YEAR
   FIRST ELECTED                              PRINCIPAL OCCUPATION
     A DIRECTOR                              AND OTHER INFORMATION
  ----------------                           ---------------------
[Carl E. Mundy, Jr.       Retired general, former commandant of the Marine Corps.
       PHOTO]               General Mundy, 67, entered the Marine Corps in 1953. He
                            held senior positions of operational command and top-level
 CARL E. MUNDY, JR.         management prior to appointment as commandant and Joint
        1995                Chiefs of Staff member in 1991. He led the Marine Corps
                            and served as military adviser to the President and
                            Secretary of Defense from 1991 to 1995. He is past
                            president of worldwide operations of the United Services
                            Organization. General Mundy is a director of General
                            Dynamics Corporation and NationsFunds. He also serves as
                            chairman of the Marine Corps University Foundation, is a
                            member of the boards of advisors to the Comptroller
                            General of the United States and to the Navy League of the
                            United States, and is a member of the Council on Foreign
                            Relations.
 [Patricia F. Russo       Chairman and chief executive officer of Lucent Technologies
       PHOTO]               Inc. (communications). Ms. Russo assumed the position of
                            chairman in February 2003 and the positions of chief
 PATRICIA F. RUSSO          executive officer and president in January 2002, serving
        1995                as president until she assumed the additional office of
                            chairman. Ms. Russo, 50, was president and chief operating officer of Eastman Kodak Company from April 2001 and
                            director from July 2001, and non-executive chairman of
                            Avaya, Inc. since December 2000, until she rejoined
                            Lucent. Prior to that, Ms. Russo was executive vice
                            president and chief executive officer of the Service
                            Provider Networks business of Lucent from November 1999 to
                            August 2000, having served as executive vice president of
                            strategy, business development and corporate operations
                            from January 1997 to October 1999, and from 1992 to 1996
                            as president of Lucent's Business Communications Systems
                            unit (formerly a unit of AT&T Corp., now Avaya Inc.). She
                            joined AT&T in 1981, and held various management and
                            executive positions at AT&T. She is a member of the board
                            of trustees of Georgetown University.

  NOMINEE AND YEAR
   FIRST ELECTED                              PRINCIPAL OCCUPATION
     A DIRECTOR                              AND OTHER INFORMATION
  ----------------                           ---------------------
[Arthur F. Weinbach       Chairman and chief executive officer of Automatic Data
       PHOTO]               Processing, Inc. (independent computing services). Mr.
                            Weinbach, 59, has been associated with ADP since 1980,
 ARTHUR F. WEINBACH         assuming his current position in April 1998, having served
        1999                as president and chief executive officer since 1996 and
                            president and chief operating officer since 1994. Mr.
                            Weinbach serves on the boards of directors of First Data
                            Corp., Boys Hope and United Way of Tri-State. He is on the
                            boards of trustees of New Jersey Seeds and New Jersey
                            Institute of Technology.

                         DIRECTORS CONTINUING IN OFFICE
                              TERM TO EXPIRE 2004

 DIRECTOR AND YEAR
   FIRST ELECTED                              PRINCIPAL OCCUPATION
     A DIRECTOR                              AND OTHER INFORMATION
 -----------------                           ---------------------
 [David H. Komansky       Chairman of Merrill Lynch & Co., Inc. (securities and
       PHOTO]               investment banking). Mr. Komansky, 63, has held a variety
                            of management positions in Merrill Lynch's major business
 DAVID H. KOMANSKY          areas since joining Merrill Lynch in 1968. Mr. Komansky
        2000                assumed the position of chairman of the board of Merrill
                            Lynch in April 1997 and will serve in this capacity until
                            his retirement following the Merrill Lynch & Co., Inc.
                            2003 Annual Meeting of Stockholders. He served as chief
                            executive officer from December 1996 until December 2002.
                            Mr. Komansky also served as president and chief operating
                            officer from January 1995 until December 1996. Among many
                            professional and civic affiliations, Mr. Komansky is vice
                            chairman of the board of the New York Stock Exchange, a
                            non-executive director of WPP Group PLC and a trustee of
                            the American Museum of Natural History and New York
                            Presbyterian Hospital. During 2002, Merrill Lynch, through certain of its subsidiaries, provided to the Corporation
                            in the ordinary course of business, investment banking,
                            financial advisory and other services. The Corporation
                            expects to continue engaging Merrill Lynch to provide
                            similar services in 2003.
 [Eugene R. McGrath       Chairman, president and chief executive officer of
       PHOTO]               Consolidated Edison, Inc. (energy company). Mr. McGrath,
                            61, has been associated with Con Edison since 1963. He
 EUGENE R. MCGRATH          assumed his current position in October 1997, and has
        2000                served as chairman and chief executive officer of Con
                            Edison's subsidiary, Consolidated Edison Company of New
                            York, Inc., since September 1990. He also serves as a
                            director or trustee of Atlantic Mutual Insurance Company
                            and the Edison Electric Institute. Mr. McGrath is a member of the executive committee of the Energy Association of
                            New York State. He is also chairman of the 14th
                            Street-Union Square Local Development Corporation, and a
                            director of the Committee for Economic Development,
                            Barnard College, Manhattan College and the Wildlife
                            Conservation Society.

 DIRECTOR AND YEAR
   FIRST ELECTED                              PRINCIPAL OCCUPATION
     A DIRECTOR                              AND OTHER INFORMATION
 -----------------                           ---------------------

 [Donald L. Miller        Retired chief executive officer and publisher of Our World
       PHOTO]               News (newspapers). Mr. Miller, 71, founded Our World News
                            in 1995 and had served as chief executive officer and
  DONALD L. MILLER          publisher since its inception. He served as vice president
        1997                of employee relations of Dow Jones & Company from 1986 to
                            1995. Mr. Miller is a retired director of The Bank of New
                            York Company, Inc. He is chairman emeritus of Associated
                            Black Charities of New York. Mr. Miller served as a Deputy
                            Assistant Secretary of Defense from 1971 to 1973.


   [Richard de J.         Chairman of the Board of the Corporation. Mr. Osborne, 68,
   Osborne PHOTO]           was appointed to his current position in November 2002. He previously served as chairman and chief executive officer
   RICHARD DE J.            of ASARCO Incorporated (non-ferrous metals producer) from
      OSBORNE               1985 to 1999. Mr. Osborne is the non-executive chairman
        1988                and a director of Datawatch Corporation, and a director of
                            Goodrich Corporation, NACCO Industries, Inc. and The
                            Tinker Foundation. He is former chairman and director of
                            the International Copper Association, the Copper
                            Development Association, the Silver Institute and the
                            National Mining Association. He is also a director and
                            treasurer of the Americas Society and the Council of the
                            Americas. Mr. Osborne is a member of the Council on
                            Foreign Relations and the Economic Club of New York.

                         DIRECTORS CONTINUING IN OFFICE
                              TERM TO EXPIRE 2005

 DIRECTOR AND YEAR
   FIRST ELECTED                              PRINCIPAL OCCUPATION
     A DIRECTOR                              AND OTHER INFORMATION
 -----------------                           ---------------------
 [Hans W. Becherer        Retired chairman, chief executive officer and chief
       PHOTO]               operating officer of Deere & Company (manufacturer of
                            mobile power machinery and supplier of financial and
  HANS W. BECHERER          health care services). Mr. Becherer, 67, was associated
        1989                with Deere & Company from 1962 until his retirement in
                            2000. He was elected president and chief operating officer of Deere & Company in 1987, president and chief executive
                            officer in 1989, and chairman and chief executive officer
                            in May 1990, and assumed the duties of chief operating
                            officer in 1996. Mr. Becherer is a member of the board of
                            directors of Honeywell International Inc. and J.P. Morgan
                            Chase & Co. He is also a member of the Business Council.

 DIRECTOR AND YEAR
   FIRST ELECTED                              PRINCIPAL OCCUPATION
     A DIRECTOR                              AND OTHER INFORMATION
 -----------------                           ---------------------
 [Kathryn C. Turner       Chairperson, chief executive officer and president of
       PHOTO]               Standard Technology, Inc. (management and technology
                            solutions firm) since 1985. Ms. Turner, 55, serves on the
 KATHRYN C. TURNER          board of directors of ConocoPhillips Company, Carpenter
        2001                Technology Corporation and Tribune Company. Ms. Turner
                            serves as chief executive officer and president of
                            ElderPort. Ms. Turner also serves on the boards of the
                            National Capital Area Council of the Boy Scouts of America
                            and Children's Hospice International.


  [Robert F.W. van        Chairman of the Supervisory Board of Rodamco Europe N.V.
    Oordt PHOTO]            ("RE"), the largest retail real estate investment company
                            in Europe. Mr. van Oordt, 66, served RE as chief executive
  ROBERT F.W. VAN           officer from March 2000 to June 2001. Mr. van Oordt served
       OORDT                as chairman of the executive board of NV Koninklijke KNP
        1992                BT (producer of paper, board and packaging products; and
                            distributor of graphic paper, graphic and information
                            systems and office products) from March 1993, following
                            the merger of three leading Dutch-based industrial
                            corporations, including Buhrmann-Tetterode N.V. ("BT"),
                            until his retirement in April 1996. From 1990 until March
                            1993, Mr. van Oordt served as chairman and chief executive officer of BT. Mr. van Oordt is a member of the Board of
                            Directors of Nokia Corporation, Fortis Bank N.V. and n.v.
                            Umicore s.a. and of the Supervisory Board of Draka Holding
                            N.V. He is a member of the International Advisory Board of
                            Nijenrode University and a senior member of the Conference
                            Board. He also serves as chairman of the Foundation for
                            Business in the Arts in the Netherlands.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has a standing Finance and Audit Review Committee, Nominating and Corporate Governance Committee and Executive Compensation and Organization Committee, each consisting exclusively of independent Directors. The Board of Directors also has a standing Business Practices Oversight Committee and Pension Committee, as well as an Executive Committee which meets as needed. The Charters of the Committees are attached as exhibits to this proxy statement and are also available on the Corporation's Web site.

     FINANCE AND AUDIT REVIEW COMMITTEE

          MEMBERS: Mr. Weinbach (Chair), Mr. Becherer and Mr. van Oordt

          NUMBER OF MEETINGS IN 2002:  9

          FUNCTIONS:

          - Selects the independent auditors, subject to shareholder ratification, and provides oversight of their independence, qualifications and performance

     - Assists the Board in its oversight function by monitoring:

      -- the integrity of the Corporation's financial statements

      -- the performance of the corporate audit function

      -- compliance by the Corporation with legal and regulatory requirements

     - Reviews and recommends to the Board dividend policies and actions

     - Oversees the Corporation's borrowing and investment activities

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     MEMBERS: Ms. Russo (Chair), Mr. Becherer, General Mundy, Mr. Osborne, Ms.
              Turner and Mr. van Oordt

     NUMBER OF MEETINGS IN 2002:  2

     FUNCTIONS:

     - Assists the Board with Board and Committee structure, function and composition, including identifying nominees (and considers shareholder nominees in accordance with provisions of the By-Laws described on page
       27) and recommending the annual performance review process for the Board and for each Committee

     - Develops and recommends the Corporation's Corporate Governance Guidelines (found on pages 10-11 of this proxy statement) to the Board for approval

     - Recommends director compensation

EXECUTIVE COMPENSATION AND ORGANIZATION COMMITTEE

     MEMBERS: Mr. Miller (Chair), Mr. Becherer, Mr. Osborne, Ms. Russo and Mr.
              Weinbach

     NUMBER OF MEETINGS IN 2002:  9

     FUNCTIONS:

     - Discharges the Board's responsibilities relating to the compensation of officers

     - Responsible for the approval, evaluation and administration of executive compensation plans, policies and programs

     - Assists the Board regarding equity compensation plans

BUSINESS PRACTICES OVERSIGHT COMMITTEE

     MEMBERS: Mr. van Oordt (Chair), Mr. McGrath, General Mundy and Ms. Turner

     NUMBER OF MEETINGS IN 2002:  3

     FUNCTIONS:

     - Assists Board with oversight of non-financial compliance systems and practices and related management activities, including Good Manufacturing Practices

     - Assists the Board with oversight of systems for compliance with the Corporation's Business Conduct Policy

     - Assists the Board with oversight of regulatory and government affairs and developments regarding material litigation and investigations

     PENSION COMMITTEE

        MEMBERS: Mr. Komansky (Acting Chair), Mr. McGrath, Mr. Miller, General
                 Mundy and Ms. Turner

       NUMBER OF MEETINGS IN 2002:  3

     FUNCTIONS:

        - Responsible for general oversight of the investment of funds under employee benefit plans of the Corporation and its subsidiaries

BOARD MEETINGS AND ATTENDANCE OF DIRECTORS

     The Board of Directors held 13 meetings in 2002 and 2 succession planning sessions. All directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board held while they were members, and (ii) the total number of meetings held by all Committees of the Board on which they served as members.

DIRECTORS' COMPENSATION

     Employee directors receive no compensation for services rendered in their capacity as directors. Non-employee directors receive an annual retainer of $39,000, a fee of $1,000 per meeting for each Board meeting and for each Committee meeting attended, and a $1,000 per diem fee, plus expenses, for special assignments. The Chair of each Committee receives an additional fee of $1,000 for each meeting. Directors may elect to defer until termination of service as a director all or a portion of such fees under a Directors' Deferred Compensation Plan. Amounts deferred are, at the director's election, valued as if invested in the Corporation's Common Shares or in a simple interest fund and are payable in cash in installments or in a lump sum.

     Under the Directors' Deferred Stock Equivalency Program, each non-employee director is also credited annually with a $25,000 deferred payment in a Corporation stock equivalency account, which is valued as if invested in the Corporation's Common Shares. Upon termination of service as a director, the value of a director's deferred account is payable in cash in installments or in a lump sum, as elected by the director.

     Non-employee directors also receive an annual award of 2,500 Common Shares under the Directors Stock Award Plan. This plan was amended effective February 25, 2003 to permit directors to elect to defer the award, in which case Stock Units are awarded and valued as if invested in the Corporation's Common Shares. The Stock Units are then paid in Common Shares when the deferral period ends.

     In November 2002 Mr. Osborne was elected Chairman of the Board upon Richard Jay Kogan's resignation from that position. Effective November 1, 2002, Mr. Osborne began receiving special compensation of $100,000 per month, plus expenses. This compensation arrangement will cease and Mr. Osborne's compensation will revert to standard directors' compensation at such time as he no longer serves as Chairman of the Board.

CERTAIN LEGAL PROCEEDINGS

     Several lawsuits are pending that, among other matters, relate to the Corporation's disclosures about the actions of the U.S. Food and Drug Administration (FDA) regarding the Corporation's compliance with Good Manufacturing Practices, primarily relating to production processes, controls and procedures as well as the related Consent Decree negotiated with the FDA effective May 17, 2002. These lawsuits include:

     - Lawsuits alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and Rule 10b-5. On July 2, 2001, these lawsuits were consolidated into one action in the U.S. District Court for the District of New Jersey and a lead plaintiff, the

       Florida State Board of Administration, was appointed by the Court. The plaintiffs in the suits purport to represent classes of shareholders who purchased shares of the Corporation's stock between dates as early as March 2, 2000, and dates relevant to disclosures about the FDA issues. The Corporation's directors, certain officers and certain former directors and officers are named as defendants in this matter.

     - Two lawsuits that were consolidated into one action on August 20, 2001 in the U.S. District Court for the District of New Jersey allege a failure to disclose material information and breach of fiduciary duty by the directors in relation to the above matters and certain other legal matters as described in the legal proceedings item of the Corporation's 2002 10-K. The plaintiffs are seeking damages on behalf of the Corporation, including disgorgement of trading profits made by certain directors and a former officer/director allegedly obtained on the basis of material non-public information.

     - On January 2, 2002, the Corporation received a demand letter dated December 26, 2001, from a law firm not involved in the derivative actions described above, on behalf of a shareholder who also is not involved in the derivative actions, demanding that the Board of Directors bring claims on behalf of the Corporation based on allegations substantially similar to those alleged in the derivative actions. On January 22, 2002, the Board of Directors adopted a board resolution establishing an Evaluation Committee, consisting of three independent directors (Messrs. McGrath and Miller and Ms. Turner), to investigate, review and analyze the facts and circumstances surrounding the allegations made in the demand letter and the complaint described in the immediately preceding paragraph but reserving to the full Board authority and discretion to exercise its business judgment in respect of the proper disposition of the demand. The Committee engaged independent outside counsel to advise it and met eleven times in 2002 and once to date in 2003. The Committee issued a report on the findings of its investigation to the independent directors of the Board in late October 2002. That report determined that the shareholder demand should be refused, and finding no liability on the part of any officers or directors. In November 2002, the full Board adopted the recommendation of the Evaluation Committee.

     The Corporation is providing information to the Securities and Exchange Commission in connection with the Commission's inquiry relating to the Corporation's meetings with investors and other communications. Private plaintiffs have filed several federal putative class action securities litigations which were consolidated on January 10, 2003 in the United States District Court for the District of New Jersey against the Corporation and Mr. Kogan alleging violations of Sections 10(b) and 20(a) of the Exchange Act, as well as Regulation FD relating to the alleged disclosures made during meetings with investors.

     Additional details about these matters are disclosed in the Corporation's 10-Ks and 10-Qs and certain 8-Ks filed under the Exchange Act.

CERTAIN TRANSACTIONS

     The Corporation entered into a contract, which was terminated in December 2002, with a company controlled by Mr. Weinbach's adult son for certain human resource communications services. Mr. Weinbach owns 12.5% of that company. The services were satisfactorily performed at prices that the Corporation believes were reasonable and customary. The total payments made by the Corporation under the contract were $153,150. The Nominating and Corporate Governance Committee and the Board determined that this transaction did not impair Mr. Weinbach's independence.

                              CORPORATE GOVERNANCE

     At Schering-Plough, we believe that good corporate governance practices create a solid foundation for achieving our business goals and keeping the interests of our shareholders and other stakeholders in perspective. We have recently formalized and enhanced our governance practices, as reflected in our Corporate Governance Guidelines set forth below and the charters of our Board Committees that are attached as exhibits to this proxy statement.

CORPORATE GOVERNANCE GUIDELINES
(adopted January 28, 2003)

     Schering-Plough Corporation is committed to discovering, developing and marketing new therapies and treatment programs that can improve people's health and extend lives, while providing solid long-term performance to shareholders. Schering-Plough has long recognized good corporate governance as one key to achieving its commitment, first adopting its Statement of Corporate Director Policies in 1971, which among other things required that a majority of the Board be independent.

     Board Composition and Director Qualifications. Directors are recommended for nomination by the Nominating and Corporate Governance Committee and are nominated by the full Board. The Nominating and Corporate Governance Committee annually assesses the needs of the Board and recommends the criteria for selecting new Directors. They consider shareholder nominees for Director. They are guided by the following objectives in recommending selection criteria and evaluating candidates:

     - a majority of Directors are independent in accordance with the requirements of the New York Stock Exchange, and in determining independence, business and personal interactions with Directors (including their family members, business affiliations, and charitable/civic affiliations) are evaluated,

     - the Board represents a diversity of expertise in areas needed to foster Schering-Plough's business success including science, finance, marketing, manufacturing, technology, international affairs and public service,

     - the Board represents a diversity of personal characteristics, including gender and race,

     - the size and composition of the Board lends itself to efficient operation,

     - outside Directors retire on the date of the annual meeting of shareholders when they are age 72, and

     - outside Directors offer to resign, and are re-evaluated, when they have changes in employment or Board memberships at other companies and they notify the Chair of the Nominating and Corporate Governance Committee in advance of a change in their committee assignments at other companies.

     Board Function and Director Responsibilities. The Chairman sets the agenda for Board meetings, in consultation with Committee chairs and other Directors as appropriate. The frequency and length of meetings is determined based upon the business to be conducted, but the Board will meet at least six times per year. The Board holds executive sessions at each meeting, both with the Chief Executive Officer present and without the Chief Executive Officer present. At times when the Chairman is also the Chief Executive Officer, a non-management Director will chair the executive sessions.

     Advance materials are provided before meetings.

     The Board takes an active role with senior management regarding strategic planning and business development. All members of senior management participate in portions of meetings of the Board and Committees. Directors have free access to any employee of Schering-Plough and any of Schering-Plough's information upon request.

     There is an orientation program for new Directors. Ongoing Director education about issues facing the company and the industry is provided as needed.

     The Board retains outside advisors as it deems appropriate.

     Committee Composition and Function. The Nominating and Corporate Governance Committee recommends to the Board the optimal structure and functions of the standing Committees of the Board, as well as individual Committee assignments. The following standing Committees are comprised solely of independent Directors:

     - Executive Compensation and Organization Committee,

     - Finance and Audit Review Committee, and

     - Nominating and Corporate Governance Committee.

     The Board has three other standing Committees: the Business Practices Oversight Committee, the Executive Committee and the Pension Committee.

     Each Committee has a charter. The Chair of each Committee sets the agenda and determines the frequency and length of meetings. Each Committee holds executive sessions as required and more frequently as the Committee determines.

     Each of these Committees retains outside advisors as it deems appropriate.

     Board Compensation. All Directors own shares of Schering-Plough common stock. The Nominating and Corporate Governance Committee annually reviews Director compensation and makes recommendations to the full Board as to the amount of compensation and the form of compensation which may include cash, stock and/or equity-based awards.

     Board and Committee Performance Evaluations. The Board and the standing Committees each performs an annual self-evaluation. The Nominating and Corporate Governance Committee provides oversight to ensure that the process is completed each year. That Committee also periodically re-examines these corporate governance guidelines and recommends changes to the Board.

     Management Succession. One of the Board's most important functions is ensuring sound management of Schering-Plough. The Executive Compensation and Organization Committee assists the Board with succession planning and human resource development, with special focus on Chief Executive Officer succession.

     Compliance and Ethics. The composition and function of the Board and each Committee meet current requirements of the New York Stock Exchange and other applicable laws and regulations and are designed to meet the requirements of the proposed New York Stock Exchange Corporate Governance Rules. The Board and its Committees are responsible for oversight of the processes designed by senior management regarding compliance, including with Schering-Plough's Business Conduct Policy, which articulates Schering-Plough's commitment to ethical standards and to compliance with all applicable laws and regulations. The Board has established the Business Practices Oversight Committee, which has the sole purpose of oversight of non-financial compliance matters.

     Schering-Plough's reputation is a valuable asset and compliance programs also stress preservation of reputation and good corporate citizenship, through consideration of the concerns of its shareholders, customers and others who use its products, employees and the communities where its operations are located.

                                STOCK OWNERSHIP

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

     Set forth below is information with respect to beneficial ownership of the Common Shares of the Corporation as of February 14, 2003 by each director, certain executive officers and by all directors and executive officers of the Corporation as a group:

                              NUMBER OF
NAME                          SHARES(A)
----                          ---------
Hans W. Becherer............     19,900
David H. Komansky...........      6,250
Eugene R. McGrath...........      8,775
Donald L. Miller............     15,219
Carl E. Mundy, Jr...........     15,866
Richard de J. Osborne.......     66,835
Patricia F. Russo...........     17,300
Kathryn C. Turner...........      4,926
Robert F. W. van Oordt......     13,157
Arthur F. Weinbach..........      8,750
Joseph C. Connors...........    962,137(b)(c)
Richard Jay Kogan...........  2,016,845(b)
Cecil B. Pickett............    451,428(b)
Jack L. Wyszomierski........    707,285(b)
Richard W. Zahn.............    552,365(b)
All directors and executive
  officers as a group
  including those above
  (23)......................  6,103,142(b)(c)

STOCK EQUIVALENTS OWNERSHIP OF DIRECTORS

     The following table sets forth the number of Common Share equivalents credited as of February 14, 2003 to the accounts of the Corporation's participating non-employee directors under the Directors' Deferred Compensation Plan and under the Directors' Deferred Stock Equivalency Program, including dividends credited, rounded to the nearest whole number. Under both, payments are made in cash following termination of service as a director based on the market value of the Common Shares of the Corporation at that time. For additional information, see "Directors' Compensation" on page 8.

Hans W. Becherer...................   22,447
David H. Komansky..................    6,719
Eugene R. McGrath..................    9,154
Donald L. Miller...................    4,841
Carl E. Mundy, Jr..................    6,889
Richard de J. Osborne..............   10,042
Patricia F. Russo..................   21,820
Kathryn C. Turner..................    2,196
Robert F. W. van Oordt.............   52,197
Arthur F. Weinbach.................    9,483
                                     -------
Total..............................  145,788

---------------

(a) The total for each individual is less than 0.2%, and for the group of all directors and executive officers (23 persons) is less than 0.4%, of the outstanding Common Shares of the Corporation (including shares which could be acquired within 60 days of February 14, 2003 through the exercise of outstanding options or the distribution of shares under the Corporation's Stock Incentive Plans). The information shown is based upon information furnished by the respective directors and executive officers.

(b) Includes shares which could be acquired within 60 days of February 14, 2003 through the exercise of employee stock options or the distribution of shares under the Corporation's Stock Incentive Plans as follows: Mr. Connors (824,107); Mr. Kogan (1,568,736); Dr. Pickett (430,400); Mr. Wyszomierski
    (606,407); Mr. Zahn (523,792); all directors and executive officers as a group (4,964,962).

(c) Does not include shares owned by family members and as to which beneficial ownership is disclaimed as follows: Mr. Connors, 29,187 shares; one other executive officer, 4,527 shares.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Set forth below is certain information with respect to those persons who are known to the Corporation to own beneficially more than five percent of the Corporation's outstanding Common Shares, as of March 3, 2003.

                                                       COMMON SHARES
NAME AND ADDRESS                                       BENEFICIALLY     PERCENT
OF BENEFICIAL OWNER                                        OWNED        OF CLASS
-------------------                                    -------------    --------
Wellington Management Company, LLP...................   140,257,597(a)      9.6%
75 State Street
Boston, MA 02109
FMR Corp.............................................    92,520,492(b)      6.3%
82 Devonshire Street
Boston, MA 02109

---------------

(a) As reported on Schedule 13G filed with the Securities and Exchange Commission on February 12, 2003, Wellington Management Company, LLP, through one of its subsidiaries, has (i) sole voting power as to none of the shares and shared voting power as to 71,359,411 of the shares and (ii) sole dispositive power as to none of the shares and shared dispositive power as to all 140,257,597 of the shares.

(b) As reported on Amendment No. 5 to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003, FMR Corp., through several of its subsidiaries and affiliates, has (i) sole voting power as to 6,011,787 of the shares and shared voting power as to none of the shares and (ii) sole dispositive power as to 92,520,492 of the shares and shared dispositive power as to none of the shares. Such Amendment No. 5 to Schedule 13G also indicates that members of the Edward C. Johnson 3d family may be deemed to form a controlling group with respect to FMR Corp.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Directors, officers and beneficial owners of more than 10% of our Common Shares are required by Section 16(a) of the Exchange Act and related regulations to file ownership reports on Forms 3, 4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange and to furnish us with copies of the reports.

     The Corporation believes that all required Section 16(a) reports were timely filed in 2002, based solely upon a review of:

     - a review of Forms 3 and 4 filed during 2002, Forms 5 relating to 2002, and amendments to those Forms, and

     - representation letters from those who did not file a Form 5 stating that no Form 5 was due.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation of the five most highly compensated executive officers of the Corporation, including the Chief Executive Officer, for the fiscal year ended December 31, 2002 ("Fiscal 2002").

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM COMPENSATION
                                                                            ------------------------
                                                                                     AWARDS
                                           ANNUAL COMPENSATION              ------------------------
                                 ----------------------------------------   RESTRICTED    SECURITIES
   NAME AND PRINCIPAL                                        OTHER ANNUAL      STOCK      UNDERLYING      ALL OTHER
    POSITION IN 2002       YEAR    SALARY       BONUS(B)     COMPENSATION    AWARDS(C)     OPTIONS     COMPENSATION(D)
   ------------------      ----  -----------   -----------   ------------   -----------   ----------   ---------------
Richard Jay Kogan........  2002   $1,430,000    $     -0-            --      $3,614,350    368,000       $13,261,491(e)
Chairman of the Board,     2001   1,430,000           -0-            --      4,081,295     368,000           348,140
  Chief Executive Officer  2000   1,338,000     1,872,000            --      6,304,250     547,000           377,785
  and President(a)
Cecil B. Pickett,
  Ph.D. .................  2002   $ 626,500     $  55,000            --      $ 651,984      47,000          $133,986
Vice President and
  President                2001     428,375       150,500            --        752,940      47,000           113,133
  Schering-Plough
    Research               2000     400,875       180,500            --        709,700     190,800           108,834
  Institute
Joseph C. Connors........  2002   $ 582,000     $  38,000            --      $ 827,812     138,000          $127,596
Executive Vice President   2001     542,000           -0-            --        934,767     138,000           132,772
  and General Counsel      2000     502,000       289,000            --      1,668,550     327,200           123,082

Jack L. Wyszomierski.....  2002   $ 555,000     $  36,500            --      $ 827,812     138,000          $136,699
Executive Vice President   2001     515,000           -0-            --        934,767     138,000           118,203
  and Chief Financial      2000     475,000       273,500            --      1,668,550     327,200           103,037
  Officer
Richard W. Zahn..........  2002   $ 485,000     $  26,500            --      $ 411,998      90,000          $121,559
Vice President and         2001     462,000           -0-            --        465,381      90,000            98,774
  President, Schering      2000     442,000       226,000            --        830,500     297,800           100,220
  Laboratories

---------------

(a) Mr. Kogan resigned the position of Chairman of the Board on November 13, 2002.

(b) For 2002, the Corporation did not fully meet all of the performance goals set forth in a pre-established formula necessary for the named executive officers to receive their target cash bonuses. See "Annual Incentive Bonus" on page 20.

(c) In accordance with the initial grant provisions, because the applicable corporate performance goals were not fully satisfied, only 54% of the restricted stock awards with a 2002 performance period that had been granted to the following executives vested: Mr. Kogan, 104,220 shares out of a total of 193,000 shares; Messrs. Connors and Wyszomierski, 23,870 shares, in each case out of a total of 44,200 shares each; and Mr. Zahn, 11,880 shares, out of a total of 22,000 shares. The remainder of these awards were forfeited. The table includes the value of those shares that vested. In accordance with the terms of the initial grant of Dr. Pickett's restricted stock award, which were not subject to the attainment of a performance goal (made before his promotion to his current position), his award of 18,800 shares vested at 100% of grant and the value of those shares is included in the table. See "Restricted Stock Awards" on page 22. Vested restricted stock awards are generally distributed in five equal annual installments. Cash equivalent to the amount of all dividends paid on the Common Shares is paid on all shares of restricted stock before they are distributed or forfeited. At December 31, 2002, the total number and value of vested but undistributed shares for the named executive officers were: Mr. Kogan 320,943 shares ($8,023,575); Dr. Pickett 37,600 shares

    ($940,000); Mr. Connors 75,884 shares ($1,897,100); Mr. Wyszomierski 75,884 shares ($1,897,100); and Mr. Zahn 37,772 shares ($944,300).

(d) Consists of, respectively, contributions under the profit-sharing plans of the Corporation, and the cost of executive life and medical insurance: for 2002, Mr. Kogan ($214,500 and $102,491), also see note (e) for Mr. Kogan's 2002 amount; Dr. Pickett ($91,312 and $42,674); Mr. Connors ($87,300 and
    $40,296); Mr. Wyszomierski ($83,250 and $53,449); and Mr. Zahn ($72,750 and
    $48,809); for 2001, Mr. Kogan ($214,500 and $133,640); Dr. Pickett ($64,256
    and $48,877); Mr. Connors ($81,300 and $51,472); Mr. Wyszomierski ($77,250
    and $40,953); and Mr. Zahn ($69,300 and $29,474); for 2000, Mr. Kogan
    ($200,700 and $177,085); Dr. Pickett ($60,131 and $48,703); Mr. Connors
    ($75,300 and $47,782); Mr. Wyszomierski ($71,250 and $31,787); and Mr. Zahn
    ($66,300 and $33,920).

(e) Includes amounts accrued pursuant to the Retirement Agreement between Mr. Kogan and the Corporation dated November 13, 2002, the date Mr. Kogan resigned as Chairman of the Board, which provides that Mr. Kogan will receive a severance payment of $12,944,500. See the description of Mr. Kogan's Retirement Agreement and these payments under the heading "Employment and Change of Control Arrangements" on page 15. Does not include accruals relating to the pension component to be paid pursuant to Mr. Kogan's Retirement Agreement. That pension component is described under "Pension Plan Information" on page 18. Does not include accruals of $8,818,128 relating to the accelerated distribution of restricted stock, the value of which is included in the Restricted Stock Awards column of the Summary Compensation Table.

EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     On November 13, 2002, the Corporation entered into a Retirement Agreement with Mr. Kogan, which was based on the provisions of an employment agreement first entered into in 1989 and amended six times. Under this Retirement Agreement Mr. Kogan resigned from his position as the Chairman of the Board of Directors on November 13, 2002. The Retirement Agreement provides that he will retire from his employment and his position as a member of the Board at the Corporation's 2003 annual meeting or, if sooner, when his successor is appointed. Until his retirement, he will continue to receive his base salary at the annual rate of $1,430,000 and the other compensation and benefits provided for in the employment agreement, except that he will not receive any further bonuses, stock option grants or other incentive compensation.

     The Retirement Agreement provides that at the time of Mr. Kogan's retirement, he will receive the severance and retirement benefits to which he is entitled under his current employment agreement with the Corporation. The severance benefits will consist of: (1) a payment based upon his highest annual bonus for 1999, 2000 and 2001, pro-rated through November 13, 2002; (2) a lump sum equal to three times (a) his annual base salary and (b) the highest of his annual bonuses and profit-sharing awards for 1999, 2000 and 2001; (3) three years' continued coverage under the Corporation's welfare benefit plans; and (4) a lump sum supplemental pension amount based on three additional years of deemed employment. The retirement benefits will consist of: (1) cash retirement benefits having a total value on an actuarial basis equal to 55% of his final average annual compensation per year, with a survivor benefit to his wife equal to 45% of his final average annual compensation per year; (2) vesting of his unvested stock options; and (3) an office and certain executive-level support services, including secretarial, transportation and security services.

     In exchange for these benefits, under the Retirement Agreement Mr. Kogan agrees to cooperate in any pending or future governmental or regulatory investigation or proceeding, and to provide consulting services to the Corporation after his retirement, and gives the Corporation a general release.

     Dr. Pickett and Messrs. Connors, Wyszomierski and Zahn each have an agreement that will trigger an employment period of three years or to age 65, if sooner, upon a Change of Control or upon a termination of employment by the Corporation in anticipation of a Change of Control. During the employment period, the executive is entitled to receive an annual base salary at his highest rate during the twelve months prior to the Change of Control and an annual bonus equal to his highest bonus for the three years prior to the Change of Control. If his employment is terminated during the employment period (i) by the Corporation other than for cause or disability or (ii) by the executive for good reason or during a 30-day period following the first anniversary of the Change of Control or if his employment is terminated by the Corporation without cause in anticipation of a Change of Control, he is entitled to receive a lump sum equal to three times (a) his annual base salary plus (b) the highest of his annual bonuses during the preceding year and the three years prior to the Change of Control plus (c) his highest profit-sharing award during the three years prior to termination. However, if the executive will attain age 65 less than three years from his date of termination, he will receive a proportionately reduced amount. In the event of such a termination of employment, each executive is also entitled to (i) a pro-rata bonus for the year of termination, (ii) a lump sum supplemental pension amount based on three years of deemed employment after termination or to age 65, if sooner, (iii) continued coverage under the Corporation's welfare benefit plans for three years or to age 65, if sooner, (iv) retiree medical coverage if termination is at or after attainment of age 45, and (v) supplemental pension payments without reduction for early retirement if termination is at or after age 50. If any payment or distribution by the Corporation to the executive is determined to be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the Corporation will hold him harmless from the excise tax imposed. Each of Messrs. Connors, Wyszomierski and Zahn has a supplement to the agreement which has a term of January 1, 2002 through December 31, 2005 or until the change of control provisions of the agreement become applicable if sooner than December 31, 2005. In each supplement, the executive agrees that he may not engage in any activity competitive with the Corporation during his employment and for a period of two (2) years after such executive leaves the Corporation, if he leaves during the term of the supplement because of a termination by the Corporation for cause or a termination by him without good reason. The supplement also provides that if at any time during the term of the supplement the executive is terminated without cause or terminates his own employment for good reason, he will be generally entitled to receive (a) a lump sum equal to three times (I) his annual base salary and (II) the highest of his annual bonus and profit-sharing awards for the three preceding years, and (b) supplemental pension payments without reduction for early retirement.

     Under the Corporation's Stock Incentive Plans, stock awards and stock options granted to the named executive officers may vest and be cashed out upon a Change of Control.

STOCK OPTION INFORMATION

     The following tables provide information with respect to stock options granted to or exercised by the named executive officers during Fiscal 2002 and the fiscal year-end value of options held by such officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                         INDIVIDUAL GRANTS
                                        ----------------------------------------------------
                                        NUMBER OF
                                        SECURITIES     % OF TOTAL
                                        UNDERLYING   OPTIONS GRANTED
                                         OPTIONS     TO EMPLOYEES IN   EXERCISE   EXPIRATION      GRANT DATE
NAME                                    GRANTED(A)     FISCAL YEAR      PRICE        DATE      PRESENT VALUE(B)
----                                    ----------   ---------------   --------   ----------   ----------------
Richard Jay Kogan.....................   368,000          4.50%         $34.68     2/24/12        $6,139,914
Cecil B. Pickett......................    47,000          0.57           34.68     2/24/12           784,174
Joseph C. Connors.....................   138,000          1.69           34.68     2/24/12         2,302,468
Jack L. Wyszomierski..................   138,000          1.69           34.68     2/24/12         2,302,468
Richard W. Zahn.......................    90,000          1.10           34.68     2/24/12         1,501,609

---------------

(a) Options are for a term of 10 years. The options expiring on February 24, 2012 became exercisable one year after the date of grant on February 26, 2003, except that transferable options which were transferred became exercisable immediately upon transfer. The exercise price of the options is the market value of the Common Shares on the date of grant. After the occurrence of a Change of

    Control, options become exercisable and may be cashed out for a period of 60 days. If an optionee's employment is involuntarily terminated after a change of control, any then-outstanding options that he or she held at the time of the change of control will remain exercisable for their full remaining term, notwithstanding the termination. The options expiring on February 24, 2012 granted to Messrs. Kogan and Zahn are transferable in accordance with the terms of the plan.

(b) The valuation calculations are solely for purposes of compliance with the rules and regulations promulgated under the Exchange Act, and are not intended to forecast possible future appreciation, if any, of the Corporation's stock price. The grant date present value for the options expiring on February 24, 2012 is derived by using the Black-Scholes option pricing model with the following assumptions: the average dividend yield for the three years ended January 31, 2002 (1.38%); volatility of the Common Shares based on monthly total returns for the three years ended January 31, 2002 (37.99%); an annualized risk-free interest rate of 5.18%; and an option term of 10 years. If the named executive officers should realize the grant date values shown in the table for the options expiring on February 24, 2012, the equivalent value of the appreciation of all Common Shares of the Corporation outstanding on the grant date of those options would be approximately $24 billion, of which the value of the named officers' options would be 0.06%. This valuation model was not adjusted for risk of forfeiture or the vesting restrictions of the options for the options expiring on February 24, 2012 which became exercisable after one year. This valuation model does not necessarily represent the fair market value of individual options. At the expiration date, the options will have no actual value unless, and only to the extent that, the price of the Common Shares appreciates from the grant date to the exercise date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED             IN-THE-MONEY
                                    SHARES                       OPTIONS AT FY-END(A)         OPTIONS AT FY-END(A)(C)
                                  ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                              EXERCISE(B)   REALIZED(B)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                              -----------   -----------   -----------   -------------   -----------   -------------
Richard Jay Kogan...............       -0-       $    -0-      1,178,000       628,000(d)   $      -0-     $      -0-
Cecil B. Pickett................       -0-            -0-        383,400       327,000       2,046,571        624,000
Joseph C. Connors...............    49,040        952,101        680,900       518,000       2,494,621        886,500
Jack L. Wyszomierski............       -0-            -0-        463,200       518,000         886,500        886,500
Richard W. Zahn.................       -0-            -0-        383,200       558,000       1,339,997      1,712,597

---------------

(a) Table includes stock options which were transferred in accordance with the terms of the Corporation's Stock Incentive Plans. After transfer, certain of these stock options were no longer beneficially owned (Mr. Kogan 547,000; Mr. Connors 48,200).
(b) In February 2002 Mr. Connors exercised stock options that were expiring that month, and in December 2002 he exercised stock options that were expiring in February 2003. He retained the Common Shares received net of taxes and increased his overall holdings.
(c) Based on the difference between the closing price of Common Shares on the New York Stock Exchange on December 31, 2002 of $22.20 and the exercise price of the option.
(d) Mr. Kogan's stock options will vest upon his retirement. See the description of Mr. Kogan's Retirement Agreement and this vesting under the heading "Employment and Change of Control Arrangements" on page 15.

PENSION PLAN INFORMATION

                               PENSION PLAN TABLE

     The approximate total annual benefits payable upon retirement at age 65 in specified compensation and years of service classifications are shown in the following table.

                                                          YEARS OF SERVICE
                                   --------------------------------------------------------------
REMUNERATION                           15           20           25           30           35
------------                       ----------   ----------   ----------   ----------   ----------
$ 800,000........................  $  280,000   $  320,000   $  360,000   $  400,000   $  440,000
 1,000,000.......................     350,000      400,000      450,000      500,000      550,000
 1,200,000.......................     420,000      480,000      540,000      600,000      660,000
 1,600,000.......................     560,000      640,000      720,000      800,000      880,000
 2,000,000.......................     700,000      800,000      900,000    1,000,000    1,100,000
 2,200,000.......................     770,000      880,000      990,000    1,100,000    1,210,000
 2,400,000.......................     840,000      960,000    1,080,000    1,200,000    1,320,000
 2,600,000.......................     910,000    1,040,000    1,170,000    1,300,000    1,430,000
 2,800,000.......................     980,000    1,120,000    1,260,000    1,400,000    1,540,000
 3,000,000.......................   1,050,000    1,200,000    1,350,000    1,500,000    1,650,000
 3,200,000.......................   1,120,000    1,280,000    1,440,000    1,600,000    1,760,000
 3,400,000.......................   1,190,000    1,360,000    1,530,000    1,700,000    1,870,000
 3,600,000.......................   1,260,000    1,440,000    1,620,000    1,800,000    1,980,000

     The table above reflects benefits on a life annuity basis and amounts payable are not subject to Social Security or other offset. Retirement benefits under the Corporation's nonqualified plans are payable on an annuity basis or on a present value lump sum basis at the election of the executive. Covered compensation consists of salary and bonus which, for the named executive officers, is shown in the Summary Compensation Table on page 14. Benefits are calculated with reference to the highest average annual compensation (salary and bonus) for any period of 60 consecutive months during the last 120 months prior to retirement. The credited years of service as of December 31, 2002 are: Mr. Kogan (20 years), Dr. Pickett (9 years), Mr. Connors (25 years), Mr. Wyszomierski (19 years) and Mr. Zahn (10 years).

     As noted under "Employment and Change of Control Arrangements" on page 15, Mr. Kogan's Retirement Agreement provides that at the time of his retirement, he will receive cash retirement benefits having a total value on an actuarial basis equal to a life annuity of 55% of his final average annual compensation per year, with a survivor benefit to his wife equal to 45% of his final average annual compensation per year. Mr. Kogan had previously elected to receive a lump-sum settlement of the portion of this benefit payable under nonqualified arrangements, which will be paid upon his retirement. The lump sum amount will be approximately $26,402,693. In addition to the lump sum amount, Mr. Kogan will also receive an annual annuity from the qualified pension plan, which cannot be paid out in a lump sum. The lump-sum present value of that annuity is approximately $498,209. Further, the Corporation accrued an additional $3,200,000 regarding settlement of pension plan losses in accordance with the accounting rules. Mr. Kogan will not receive additional payment in connection with that accounting accrual.

EXECUTIVE COMPENSATION AND ORGANIZATION COMMITTEE REPORT

PRINCIPLES AND PROGRAM

     The Corporation's executive compensation program is designed to serve the Corporation's broader strategic goals of profitable growth and the creation of long-term shareholder value. The program is fundamentally a pay-for-performance program designed to:

     - ensure the Corporation's ability to attract and retain superior executives;

     - strongly align the interests of the Corporation's executives with those of its shareholders; and

     - provide a compensation package that balances individual contributions and overall business results.

     The Executive Compensation and Organization Committee is responsible for setting the Corporation's executive compensation policy. The Committee consists of five directors who are not employees of the Corporation and are not eligible to participate in the Corporation's executive compensation programs.

     The Committee selects and is advised by an independent executive compensation consultant. The Committee also annually ratifies the Corporation's selection of an independent compensation consultant who works with the Corporation's Human Resource professionals and also provides information to the Committee.

     In determining executive compensation, the Committee evaluates both the total compensation package and its individual elements. As part of its review, the Committee considers compensation data for companies which represent direct competitors for executive talent. The data includes information on those drug and health care companies within the peer index used in the performance graph (page 24) in the proxy statement (the "Peer Group") and other pharmaceutical and consumer products companies, including some for which public information is not available.

     CHANGES TO THE PRINCIPLES AND PROGRAM FOR 2003

     During 2002, the Committee performed a comprehensive analysis of the structure of the Corporation's executive compensation program. As a result of that analysis and in light of the challenges facing the Corporation and the industry, the Committee made significant changes to the architecture of the Corporation's executive compensation program for 2003. One change for 2003 is expansion of the Peer Group for competitive compensation analysis to include GlaxoSmithKline and AstraZeneca. Other changes to each component of executive compensation for 2003 are highlighted in the discussion of those components below.

TOTAL COMPENSATION

     An executive's total compensation consists of three elements: base salary, an annual incentive bonus, and long-term stock-based compensation (stock options and restricted stock awards).

BASE SALARY

     The Committee assesses a number of factors in fixing the salary of the executive officers (including those executive officers named in the proxy statement). Those factors typically include: the responsibility of the individual's position, the individual's performance, the Corporation's overall financial performance, certain non-financial indicators of corporate performance, and the business climate. In the case of executive officers with responsibility for a particular business unit, the Committee also considers that unit's financial results. Non-financial indicators may include, among other things, strategic developments for which an executive officer has responsibility (such as acquisitions or product approvals or development), managerial performance (such as succession planning, resource allocation and social responsibility) and compliance with the Corporation's policies and procedures. The evaluation of an executive's non-financial indicators is reflected in the executive's performance rating.

     Each year, the Committee reviews with the Chief Executive Officer his performance ratings of the other executive officers and evaluates compensation levels against levels at the competitor companies. The Committee's independent compensation consultant confirms that salary levels are within the range of those offered by the competitor companies. To ensure that compensation policy for executive officers is consistent with overall Corporation results and executive compensation strategies, the Committee reviews the compensation awarded to approximately 90 of the Corporation's most highly compensated executives.

     Through 2002, the Committee targeted salaries of the Corporation's executive officers to fall within a range above the median but below the high end of the salary levels at the competitor companies, except that Mr. Kogan's salary for 2002 was the same as his salary in 2001, which was set at the median of the range. In fixing the salaries of the executive officers for 2002, the Committee considered the Corporation's overall financial performance in 2002 and the non-financial indicators reflected in individual performance ratings also in 2002, although no particular weighting was assigned to any specific aspect of corporate performance.

     CHANGES TO BASE SALARY TARGETS FOR 2003

     For 2003, the Committee intends to target salaries for all executive officers to the median (from above the median in 2002) of the expanded Peer Group.

ANNUAL INCENTIVE BONUS

     The Executive Incentive Plan, the Corporation's bonus plan, allows the Committee to interpret and administer the Plan, and make annual cash awards to the executive officers, based on certain financial and non-financial indicators of corporate performance.

     In 1999, the shareholders approved the executive incentive bonus program, including performance goals, for certain senior executive officers, including the Chief Executive Officer and the other executive officers named in the proxy statement. Under this program, the amount of cash incentive bonuses that the Committee may award under the Executive Incentive Plan to these executive officers for any year is determined by a formula established by the Committee, which may incorporate any one or more of the following performance goals: pre-tax earnings, earnings per share or return on equity. The Committee may, in its discretion, reduce the amount of the incentive bonus award determined under the program formula. However, the Committee may not increase the amount of any incentive bonus award above the amount determined under the program formula. In no event may an incentive bonus award for any year to any covered executive officer exceed the maximum award specified in the program.

     For 2002, the Committee fixed specified percentages of base salary as target incentive bonus awards for the covered executive officers, and each of the three performance goals was assigned a one-third weighting toward the attainment of the target award. The performance goal for pre-tax earnings for 2002 was the Corporation's income before income taxes in the Corporation's 2002 operating plan as approved by the Committee. The performance goal for earnings per share for 2002 was the average of the First Call Corporation consensus projected earnings per share growth of the Peer Group for the corresponding fiscal year. The performance goal for return on equity for 2002 was the average return on equity of the Peer Group for the five consecutive years ending with the second year prior to the commencement of 2002. Actual earnings per share, return on equity and pre-tax earnings were based upon amounts reported in the Corporation's financial statements in its Annual Report to shareholders, as adjusted for special items identified by the Committee and certified by the Corporation's independent auditors.

     In 2002, the Corporation did not fully meet any of the performance goals set forth in the pre-established formula set by the Committee for the named executive officers to receive their target incentive bonus awards. Accordingly, the bonuses for the named executive officers, with the exception of Mr. Kogan and Dr. Pickett, were 10.8% of their target amounts. The reduction of bonuses in 2002 from the award opportunity for those senior executive officers, reflects the Committee's goal of aligning the interests of the Corporation's executives with those of its shareholders. Mr. Kogan did not receive a bonus for 2002;

however, one component of the payments under his Retirement Agreement, discussed in detail under the heading "Employment and Change of Control Arrangements" on page 15, includes a payment of $1,801,255, calculated by reference to the bonus formula in Mr. Kogan's agreement, pro-rated to November 13, 2002, the date of the Retirement Agreement. The bonus for Dr. Pickett is 15.3% of his target amount, based on the timing of his appointment as President of Schering-Plough Research Institute on March 1, 2002.

     The amount of cash awards to the corporate executive officers who are not covered by the executive incentive bonus program also bears a significant relationship to corporate performance. The Committee awards bonuses to these officers based principally on the same performance goals used in the executive incentive bonus program, with the 2002 pre-tax earnings goal assigned a weighting of 35%, and the earnings per share and return on equity goals each assigned a 20% weighting. In awarding a bonus to these executive officers, the Committee also considers the non-financial factors reflected in an individual's performance rating. However, those non-financial factors cannot constitute the basis for more than 25% of the target bonus award. For 2002, these executives were awarded bonuses in accordance with the Executive Incentive Plan formula.

     CHANGES TO ANNUAL INCENTIVE BONUS CRITERIA FOR 2003

     In establishing criteria upon which the annual incentive bonus for 2003 will be determined for all corporate executive officers, the Committee eliminated the performance goal of return on equity and re-weighted the two remaining performance goals, pre-tax earnings versus the 2003 operating plan and earnings per share growth versus the Peer Group, to 80% and 20%, respectively.

STOCK-BASED COMPENSATION

     Under the 2002 Stock Incentive Plan which has been approved by shareholders, the Committee may grant stock options and restricted stock awards to executive officers and other key employees. The Committee believes that the Corporation's long-term stock-based compensation aligns the interest of executive officers with that of the shareholders, as any appreciation in the price of the stock will benefit all shareholders commensurately. This is particularly true in the case of the restricted stock awards, because they are distributed over a five-year period. Also, the five-year distribution period for the restricted stock awards and the minimum three-year period before vesting begins for retention stock options granted to certain executive officers and key employees in 2000 serve as an inducement for the officers and key employees to remain with the Corporation.

     The Committee sets fixed guidelines for the size of regular annual stock option grants and restricted stock awards for each executive grade level within the Corporation, other than the grade level of the Chief Executive Officer, based on the stock-based compensation levels at the competitor companies. Under the guidelines, the Committee grants stock options and restricted stock awards to each executive officer in specified amounts based on the officer's executive grade level and individual performance rating. In determining regular annual awards of stock-based compensation the Committee focuses on multi-year trend data and targets such awards to fall within a range above the median but below the high end of the stock-based compensation levels at the competitor companies. However, for 2002, the stock-based compensation levels for Mr. Kogan were set by the Committee in its discretion taking into consideration the factors described under the heading "Compensation of the Chief Executive Officer for 2002" on page 22 and the long-term nature of stock-based compensation. Average awards of regular annual stock-based compensation to the executive officers subject to fixed share guidelines fell within the target range in 2000 and fell below the target range in 2001 and 2002.

     STOCK OPTIONS -- The Committee relies on a valuation of stock options provided by the Corporation's compensation consultant using the Black-Scholes methodology as the basis for valuation. Stock options are awarded with an exercise price equal to the market price at the time of grant. Regular annual options are generally first exercisable after one year and generally have a term of ten years. Retention options generally become exercisable in three equal annual installments beginning on the third anniversary of the grant date and generally have a term of ten years. The actual value of any options granted will depend entirely on the extent to which the Corporation's Common Shares have appreciated in value at the time the options are exercised. The Corporation has not repriced outstanding stock options in the past, and the Committee included a prohibition against repricing outstanding stock options without shareholder approval in the 2002 Stock Incentive Plan.

     RESTRICTED STOCK AWARDS -- Under the 2002 Stock Incentive Plan, the Committee may establish performance goals based on one or more of the following: earnings per share, return on equity, pre-tax earnings, operating profit and cash flow. Under the current restricted stock award program, the Committee designates performance goals for senior executive officers. If none of the performance goals is fully met, then the vesting of a covered executive's restricted stock award is based on the average of the degree to which the three performance goals are achieved. The awards are assigned a dollar value based on the share price at the time the award is made. Vested award shares are distributable ratably over five years, or, if sooner, upon retirement. Cash equivalent to the amount of all dividends paid on the Common Shares is paid on all shares of restricted stock before they are distributed or forfeited.

     The Committee has certified that none of the performance goals was fully satisfied for 2002. As a result, the following number of shares, representing only 54% of the restricted stock awards with a 2002 performance period that had been granted to the following executives, vested: Mr. Kogan, 104,220 shares, out of a total of 193,000 shares; Messrs. Connors and Wyszomierski, 23,870 shares, in each case out of a total of 44,200 shares each; and Mr. Zahn, 11,880 shares, out of a total of 22,000 shares. The shares included in the initial grant which did not vest were forfeited. Dr. Pickett's 2002 stock award of 18,800 shares vested at 100% of grant, as his grant was not subject to the attainment of a performance goal based on his grade level at the date of grant. The Committee believes that this significant reduction in the restricted stock awards for Messrs. Kogan, Connors, Wyszomierski and Zahn in accordance with the performance goals was appropriate in light of the Corporation's results in 2002, and reflects the Committee's goal of aligning the interests of the Corporation's executives with those of its shareholders.

     The vesting of restricted stock awards for the Corporation's executive officers who are not covered by the restricted stock award program is not subject to a performance condition. The awards are assigned a dollar value based on the share price at the time the award is made and are distributable ratably over five years, or, if sooner, upon retirement.

     CHANGES TO STOCK-BASED COMPENSATION FOR 2003

     For 2003, the Committee approved the performance goals of pre-tax earnings and earnings per share, as described above under "Changes to Annual Incentive Bonus Criteria for 2003." The full vesting of the 2003 stock awards will be conditioned upon achievement of one of the two performance goals. If full vesting is not achieved, the 2003 stock awards will vest on a prorated basis, using an 80% weighting for pre-tax earnings and a 20% weighting for earnings per share. For 2003, a portion of the stock options granted have a three-year vesting period, rather than a one-year vesting period which generally applied to past awards.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER FOR 2002

     In setting Mr. Kogan's base salary for 2002, the Committee evaluated the same factors which it considers in establishing the salary levels of the executive officers generally, as well as the limitations of Section 162(m) of the Internal Revenue Code relating to deductibility of certain executive compensation. In addition, the Committee considered the status of Mr. Kogan as the Corporation's most senior officer and the important role he has in achieving overall corporate goals. In granting stock options and restricted stock awards to Mr. Kogan, the Committee did not set a fixed guideline, but took into consideration his total compensation package and competitive compensation data, the long-term nature of stock options and restricted stock awards, overall corporate financial performance, his role in attaining those results, and the number of options and stock awards previously granted, although no particular weighting is assigned to any factor.

     The Committee set Mr. Kogan's base salary of $1,430,000 for 2002, the same as 2001. The Committee did not raise his base salary, in keeping with the principle of tying the overall compensation structure to corporate performance.

     In 2002, the Committee granted Mr. Kogan 368,000 stock options and a restricted stock award for 193,000 shares. As described above under "Stock-Based Compensation -- Restricted Stock Awards," Mr. Kogan's 2002 restricted stock vested at 54% of the initial grant (from 193,000 to 104,220 shares) because none of the applicable performance goals was fully satisfied. All of Mr. Kogan's vested restricted stock awards that have not yet been distributed will be distributed upon his retirement. Under Mr. Kogan's Retirement Agreement, the 2002 stock options will vest regardless of the date of his retirement. Upon his retirement, he will forfeit 260,000 stock options granted in 2000 that had a three year vesting schedule commencing in September 2003. The terms of Mr. Kogan's Retirement Agreement, including the cash payments and benefits that he will receive under the Agreement, are described in footnote (e) to the Summary Compensation Table on pages 14 and 15 and under "Employment and Change of Control Arrangements" on page 15. The pension component of Mr. Kogan's Retirement Agreement is described under "Pension Plan Information" on page 18. The Committee and the Board were advised by the Committee's independent compensation consultant and outside counsel in negotiating the terms of the Retirement Agreement.

     Because of his retirement, Mr. Kogan will not receive any new cash or equity-based incentive compensation opportunities for 2003.

INTERNAL REVENUE CODE SECTION 162(m)

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Chief Executive Officer or any of the four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Committee has structured the annual incentive bonus, deferred compensation and long-term equity-based compensation programs for its most senior executives so that such bonuses and restricted stock awards should constitute qualifying performance-based compensation under Section 162(m). The Committee also recognizes that unanticipated future events, such as a change of control of the Corporation or a change in executive personnel, could result in a disallowance of compensation deductions under Section 162(m). Moreover, the Committee may from time to time award compensation that is non-deductible under Section 162(m) when, in the exercise of the Committee's business judgment, such award would be in the best interests of the Corporation.

                                          EXECUTIVE COMPENSATION AND
                                          ORGANIZATION COMMITTEE

                                             Donald L. Miller, Chairman
                                             Hans W. Becherer
                                             Richard de J. Osborne
                                             Patricia F. Russo
                                             Arthur F. Weinbach

                               PERFORMANCE GRAPH
                     COMPARISON OF CUMULATIVE TOTAL RETURN
                   FOR THE FIVE YEARS ENDED DECEMBER 31, 2002

                                    [GRAPH]

--------------------------------------------------------------------------------
 Schering-Plough
  Corp.                  100       180       139       189       121        77
 Composite Peer
  Group                  100       144       127       176       159       133
 S&P 500 Index           100       129       156       141       128       100

The graph above assumes a $100 investment on December 31, 1997, and reinvestment of all dividends, in each of the Corporation's Common Shares, the S&P 500 Index, and a composite peer group of the following drug and health care companies:
Abbott Laboratories, Bristol-Myers Squibb Company, Johnson & Johnson, Eli Lilly and Company, Merck & Co., Inc., Pfizer Inc., Pharmacia Corporation and Wyeth.

       PROPOSAL TWO: RATIFICATION OF DESIGNATION OF INDEPENDENT AUDITORS

     The Finance and Audit Review Committee selected Deloitte & Touche LLP to audit the books and accounts of the Corporation for the year ending December 31, 2003, and will offer a resolution at the meeting for shareholders to ratify the designation. Deloitte & Touche LLP has been the principal auditor of the Corporation since the Corporation was formed in 1970.

     Representatives of Deloitte & Touche LLP will be present at the meeting to respond to appropriate questions. They will have an opportunity, if they desire, to make a statement at the meeting.

INFORMATION ABOUT FEES PAID TO DELOITTE & TOUCHE

     Aggregate fees billed to the Corporation for 2002 and 2001 by Deloitte & Touche LLP and its affiliates are as follows:

                                                             2002         2001
                                                          ----------   ----------
                            Audit Fees..................  $3,722,000   $3,058,000
                            Audit-Related Fees(1).......  $  610,000   $  738,500
                            Tax Fees(2).................  $  803,000   $1,167,900
                            All Other Fees(3)...........  $      -0-   $1,952,600

---------------
(1) Includes audits of employee benefits plans, consultation on accounting and compliance matters, audits under commercial contracts and requested audits of subsidiaries.

(2) Tax compliance services for foreign subsidiaries.

(3) In 2001, includes consulting services related to financial information systems design ($1,807,900) and consulting services for statistical analysis ($144,700).

     The Finance and Audit Review Committee pre-approves the types of services and the related fees provided by Deloitte & Touche or its affiliates. During 2002, the pre-approval process was formalized to include the following steps:

     - For each pre-approval, the independent auditors and the Corporation's counsel confirm that the proposed services are not prohibited services.

     - In pre-approving services, the Committee determines that neither the nature of the services nor the related fees would impair the independence of Deloitte & Touche.

     - The Committee receives quarterly written reports listing the non-audit services and related fees provided by Deloitte & Touche in the current year through the end of the most recently completed quarter, and the type services and related fees previously pre-approved but not yet completed.

FINANCE AND AUDIT REVIEW COMMITTEE REPORT

     The Finance and Audit Review Committee of the Corporation's Board of Directors is comprised of three independent directors and operates under a written Charter adopted by the Board. The Charter was revised by the Board on January 28, 2003 to reflect additional and enhanced practices adopted by the Finance and Audit Review Committee in light of the proposed New York Stock Exchange Corporate Governance Rules and the Sarbanes-Oxley Act of 2002. The revised Charter is attached to this proxy statement as Exhibit A.

     During the year, the Committee's name was changed from "Finance, Compliance and Audit Review Committee" to "Finance and Audit Review Committee." This change was made to reflect formation of the Business Practices Oversight Committee, which assists the Board with oversight of non-financial compliance and regulatory matters. The Finance and Audit Review Committee retains direct oversight of all compliance matters having to do with financial matters, Securities and Exchange Commission reporting and auditing. The decision by the Board to form the Business Practices Oversight Committee allows (1) the Finance and Audit Review Committee to focus on the additional financial reporting and disclosure regulations issued during 2002, in addition to its other responsibilities, and (2) the Business Practices Oversight Committee to focus solely on non-financial compliance issues including compliance with Good Manufacturing Practices, a critical task in the highly-regulated pharmaceutical industry. Mr. Osborne resigned as Chair and member of the Finance and Audit Review Committee upon his appointment as Chairman of the Board on November 13, 2002.

     The Finance and Audit Review Committee is appointed by the Board to assist the Board in its oversight function by monitoring, among other things, the integrity of the Corporation's financial statements, the Corporation's financial reporting process and the independence and performance of the independent auditors, and the performance of the corporate auditors. It is the responsibility of executive management of the Corporation to prepare financial statements in accordance with generally accepted accounting principles and of the Corporation's independent auditors to audit those financial statements. The Finance and Audit Review Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, replace the independent auditors.

     In this context, the Finance and Audit Review Committee has met and held discussions with management, the independent auditors, and the corporate auditors. Management represented to the Finance and Audit Review Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Finance and Audit Review Committee has reviewed and discussed the audited consolidated financial statements with management, the independent auditors and the corporate auditors. The Finance and Audit Review Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

     In addition, the Finance and Audit Review Committee has received the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), as amended, from the independent auditors and has discussed with the independent auditors the independent auditor's independence from the Corporation and its management. Further, the Finance and Audit Review Committee has considered whether the non-audit services provided by the independent auditors are compatible with maintaining the auditor's independence.

     Further, the Finance and Audit Review Committee periodically meets with both the corporate auditors and the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting.

     During the past year, the Finance and Audit Review Committee met privately with the independent auditors four times and the corporate auditors three times.

     Based on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Finance and Audit Review Committee referred to above and set forth in the Charter, the Finance and Audit Review Committee recommended to the Board that the audited financial statements be included in the Corporation's 2002 10-K for filing with the Securities and Exchange Commission.

     Each of the members of the Finance and Audit Review Committee is independent as defined under the listing standards of the New York Stock Exchange.

                                          FINANCE AND AUDIT
                                          REVIEW COMMITTEE

                                             Arthur F. Weinbach, Chairman
                                             Hans W. Becherer
                                             Robert F. W. van Oordt

          SHAREHOLDER PROPOSALS FOR INCLUSION IN 2004 PROXY STATEMENT

     If any shareholder intends to present a proposal for consideration at the 2004 Annual Meeting of Shareholders, such proposal must be received by the Corporation not later than November 14, 2003 for inclusion, pursuant to Rule 14a-8 under the Exchange Act, in the Corporation's proxy statement for such meeting. Such proposal also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in Corporation-sponsored proxy materials.

      OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION AT 2004 ANNUAL MEETING

     The By-laws of the Corporation provide a formal procedure for bringing business before the Annual Meeting. A shareholder proposing to present a matter before the Annual Meeting is required to deliver a written notice to the Secretary of the Corporation, no earlier than December 24, 2003 and no later than January 23, 2004. In the event that the date of the Annual Meeting is more than 30 days before or more than 60 days after the anniversary date of the preceding year's Annual Meeting, the notice must be delivered to the Secretary of the Corporation, not earlier than the 120th day prior to the Annual Meeting and not later than the later of the 90th day prior to the Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. The notice must contain a brief description of the business desired to be brought, the reasons for conducting such business, the name and address of the shareholder and the number of shares of the Corporation's stock the shareholder beneficially owns, and any material interest of the shareholder in such business. If these procedures are not complied with, the proposed business will not be transacted at the Annual Meeting. Such By-law provisions are not intended to affect any rights of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     Pursuant to Rule 14a-4 under the Exchange Act, if a shareholder notifies the Corporation after January 23, 2004 of an intent to present a proposal at the Corporation's 2004 Annual Meeting (and for any reason the proposal is voted upon at that Annual Meeting), the Corporation's proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials.

                         DIRECTOR NOMINATION PROCEDURES

     The Nominating and Corporate Governance Committee will consider shareholder recommendations for directors. Shareholder recommendations must be forwarded by the shareholder to the Secretary of the Corporation with biographical data about the recommended individual. The By-laws of the Corporation provide the formal procedure for nominations by shareholders of director candidates. A shareholder intending to make such a nomination is required to deliver to the Secretary of the Corporation, not less than 30 days prior to a meeting called to elect directors, a notice with the name, age, business and residence addresses and principal occupation or employment of, and number of shares of stock of the Corporation beneficially owned by, such nominee, such other information regarding the nominee as would be required in a proxy statement prepared in accordance with the proxy rules of the Securities and Exchange Commission, and a consent to serve, if elected, of the nominee. A nomination not made in accordance with this procedure would be void.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business which will be presented at the meeting. If, however, other matters are properly presented, the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment pursuant to the authority granted in the proxy.

                            SOLICITATION OF PROXIES

     The Corporation has retained Morrow & Co. to solicit proxies for a fee of $17,500, plus reasonable out-of-pocket expenses. Solicitation of proxies will be undertaken through the mail, in person and by telecommunications and may include solicitation by officers and employees of the Corporation. Costs of solicitation will be borne by the Corporation.

                                   EXHIBIT A
                          SCHERING-PLOUGH CORPORATION
                       FINANCE AND AUDIT REVIEW COMMITTEE
                               ------------------

                                    CHARTER
              (approved by Board of Directors on January 28, 2003)

PURPOSE

     The Committee is appointed by the Board of Directors to assist the Board in its oversight function by monitoring the following:

          1.  integrity of the Company's financial statements,

          2.  independent auditors' qualifications and independence,

          3. performance of the Company's corporate audit function and independent auditors, and

          4.  compliance by the Company with legal and regulatory requirements.

     It is the responsibility of executive management of the Company to prepare financial statements in accordance with generally accepted accounting principles and of the independent auditors to audit those financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in compliance with generally accepted accounting principles.

     The Finance and Audit Review Committee and the other Committees of the Board will coordinate their compliance and risk oversight efforts to the extent necessary or appropriate to ensure the complete and proper exchange of information.

MEMBERSHIP

     The Committee shall be comprised of at least three Directors. Members shall be appointed, and may be removed by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

     The Committee shall meet the independence, financial literacy and expertise requirements of the New York Stock Exchange, the requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission ("SEC").

     Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

MEETINGS AND OPERATION

     The Committee shall meet at least quarterly, and more frequently as it may determine advisable in light of its responsibilities as set forth in this Charter. The Committee Chair sets the agenda for each meeting and determines the length and frequency of meetings.

     The Committee shall meet periodically, and at a minimum four times per year, in separate executive sessions with management, the internal auditors and the independent auditor. The Committee may request any officer or employee of the Company, outside counsel or the independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Committee shall determine how to best operate, including whether to delegate any responsibilities to subcommittees.

     The Committee shall operate in full compliance with the New York Stock Exchange requirements for audit committees and other applicable laws and regulations.

INDEPENDENT AUDITOR

     The independent auditor shall report directly to the Committee. The Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, replace the independent auditor. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

RESPONSIBILITIES

     In carrying out its purposes, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. While there is no "blueprint" to be followed by the Committee in carrying out its purposes, the following should be considered within the responsibilities and authority of the Committee:

          1. Select Independent Auditors. Select the independent auditors annually.

          2.  Matters Concerning the Independence of Independent
     Auditors. Review and discuss with the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 regarding their independence and, where appropriate, recommend that the Board take appropriate action in response to the disclosures to satisfy itself of the independence of the independent auditors.

          Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

          Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

          Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

          3. Review Quality Control Process of Independent Auditor. Obtain and review a report from the independent auditor at least annually regarding
     (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Present the conclusions of its review with respect to the independent auditors to the Board.

          4. Review Audit Plan. Review with the independent auditors their plans for, and the scope of, their annual audit.

          5. Conduct of Audit. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

          6. Review Audit Results. Review with the independent auditors the report of their annual audit, or proposed report of their annual audit, the accompanying management letter, if any, and the reports of their reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 71.

          7. Review Annual Financial Statements. Review with management and the independent auditors the audited financial statements and the disclosures to be made in management's discussion and analysis. Recommend to the Board whether the audited financial statements should be included in the 10-K.

          8. Review Quarterly Financial Results. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information. Review with management generally the types of financial information and presentation to be provided to analysts and rating agencies, including whether earnings guidance will be provided.

          9. Review Quarterly Financial Statements. Review with management and the independent auditor the quarterly financial statements prior to filing the 10-Q. Discuss with the independent auditors their review of the quarterly financial statements.

          10.  Financial Reporting Issues and Judgments; Related
     Matters. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

          Review and discuss quarterly reports from the independent auditors on:

             (a) All critical accounting policies and practices to be used.

             (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

             (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

             (d) Reports and disclosures of any insider or affiliated party transactions.

          Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

          Discuss with management and the independent auditor any correspondence or published report which raises material issues regarding the Company's financial statements or accounting policies that is issued by the U.S. Securities and Exchange Commission or the New York Stock Exchange or other governmental agencies.

          11. Review Corporate Audit Program. Review annually with the senior corporate auditing executive the budget, staffing and proposed scope of the corporate auditing department activities. Review annually the results of the corporate audit activities.

          Review the appointment and replacement of the senior corporate auditing executive.

          Approve a matrix for the timing and scope of reporting by Corporate Audit to the Committee and the Business Practices Oversight Committee (in consultation with the Chair of that Committee); receive and review reports to the Committee pursuant to such matrix from the senior corporate auditing executive.

          12. Complaints regarding Accounting and Auditing Matters. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

          13. Review Systems of Internal Accounting Controls. Review with management, the senior corporate auditing executive and the independent auditors the adequacy of the Company's internal accounting controls that could significantly affect the Company's financial statements.

          Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

          14. Securities Exchange Act of 1934. Obtain assurance from the independent auditor that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

          15.  Legal, Compliance and Risk Management Matters.

             - At least annually, the Committee or its Chair will meet with the
               Business Practices Oversight Committee or its Chair to review compliance and risk matters, including material reports or inquiries received from governmental agencies and material litigation. When such meetings are held by the Committee Chair, he or she will report on such meetings to the full Committee.

             - Review with the Company's General Counsel legal matters that may have a material impact on the financial statements and legal and compliance matters that involve financial reporting or SEC compliance.

             - Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

          16. Prepare Proxy Statement Report. Prepare the report of the Committee required by the rules of the SEC to be included in the Company's annual proxy statement.

          17. Review Other Matters. Review such other matters in relation to the accounting, auditing, financial reporting and related compliance practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

          18. Board Reports. Report its activities to the Board in such manner and at such times as it deems appropriate.

          19. Review Committee Performance. Annually review its own performance.

          20. Review Charter. Review and reassess the adequacy of this Charter annually and submit it to the Nominating and Corporate Governance Committee and the Board for approval.

ADVISORS

     The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.

FUNDING FOR INDEPENDENT AUDITORS AND ADVISORS

     The Company shall provide for appropriate funding, as determined by the Committee, for payment of:

     - compensation to the independent auditor for the purpose of rendering or issuing an audit report and for any other services approved by the Committee, and

     - compensation for any other advisors retained by the Committee.

     Finance and Audit Review Committee Charter reference sheet:

          1.  Independence Standards Board Standard No. 1

          Under ISB Standard No. 1, at least annually, an auditor must (1) disclose to the audit committee, in writing, all relationships between the auditor and its related entities that in the auditors' professional judgment may reasonably be thought to bear on independence, (2) confirm in the letter that, in its professional judgment, it is independent of the company, and
     (3) discuss the auditors' independence with the audit committee.

          2.  Statement on Accounting Standards No. 61

          SAS No. 61 requires an independent auditor to communicate to the audit committee matters related to the conduct of the audit such as the selection of and changes in significant accounting policies, the methods used to account for significant unusual transactions, the effect of significant accounting policies in controversial or emerging areas, the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates, significant adjustments arising from the audit, and disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

          3.  Statement on Accounting Standards No. 71

          SAS No. 71 requires an independent auditor to be satisfied that any significant matters identified as a result of interim review procedures have been brought to the attention of the audit committee, either by management or the auditor. If it is not possible for the auditor to make such communications prior to the filing, they should be made as soon as practicable thereafter.

          4.  Section 10A(b) of Securities Exchange Act of 1934

          Section 10A(b) of the Securities Exchange Act of 1934, which is part of the Private Securities Litigation Reform Act of 1995, requires an independent auditor to inform management of, and assure that the audit committee is adequately informed with respect to, illegal acts that have come to the attention of the auditors in the course of their audits.

                                                                       EXHIBIT B

                          SCHERING-PLOUGH CORPORATION
                 NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

                               ------------------

                                    CHARTER
              (approved by Board of Directors on January 28, 2003)

PURPOSE

     The Committee is appointed by the Board to:

          1.  Assist with Board structure, function and composition including:

             a.  identifying individuals qualified to become Board members, and

             b. recommending to the Board Director nominees for the next annual meeting of shareholders

          2. Assist with Committee structure, function and composition including:

             a.  recommending Committee assignments for Directors, and

             b. recommending Committee Charters to each Committee and to the Board for approval.

          3. Develop and recommend the Company's Corporate Governance Guidelines to the Board for approval.

          4.  Recommend Director Compensation.

COMMITTEE MEMBERSHIP

     The Committee shall be comprised of at least three Directors. Members shall be appointed, and may be removed, by the Board.

     Each member of the Committee shall be independent in accordance with the requirements of the New York Stock Exchange.

MEETINGS AND OPERATION

     The Committee shall meet at least three times a year, or more frequently as may determine advisable in light of its responsibilities as set forth in this Charter. The Committee Chair sets the agenda for each meeting and determines the length and frequency of meetings.

     The Committee may request any officer or employee of the Company, outside counsel or consultant to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Committee shall determine how to best operate, including whether to delegate any responsibilities to subcommittees.

     The Committee shall operate in full compliance with the New York Stock Exchange requirements for nominating and governance committees and any other applicable laws and regulations.

COMMITTEE RESPONSIBILITIES

     In carrying out its purpose, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. While there is no

"blueprint" to be followed by the Committee in carrying out its purpose, the following should be considered within the responsibilities and authority of the
Committee:

          1. Director Recruitment. Seek individuals qualified to become Directors for recommendation to the Board.

          2. Criteria for Selecting Directors. Recommend the Board's criteria for selecting Directors, within the following guidelines:

             a. A majority of Directors are independent, as required by the New York Stock Exchange and the Company's Corporate Governance Guidelines.

             b. The Board represents a diversity of expertise in areas needed to foster Schering-Plough's business success including science, finance, marketing, international affairs and public service.

             c. The Board represents a diversity of personal characteristics, including gender and race.

             d. The size and composition of the Board lends itself to efficient operation.

             e. Outside Directors retire on the date of the annual meeting of shareholders when they are age 72.

             f. Outside directors offer to resign, and are re-evaluated, when they have changes in employment or board memberships and committee assignments at other companies.

          3. Nominees. Recommend to the Board nominees for Director to be elected at the annual meeting. Consider nominees suggested by shareholders in accordance with the Company's By-Laws.

          4. Committee Assignments. Recommend Committee assignments, within the following guidelines:

             a. The independence requirements of New York Stock Exchange and the Company's Corporate Governance Guidelines.

             b. Other legal and regulatory considerations, including Rule 16b-3 and Section 162(m).

             c. Expertise and diversity characteristics appropriate for each Committee.

             d. Size and composition lending itself to efficient operation of each Committee.

          Develop and follow a process for reconsideration of Committee assignments.

          5.  Independence Assessments and Director Conflicts of
     Interest. Recommend an independence standard to the Board. Assist the Board with independence assessments of individual Directors. Recommend policies regarding the conduct of business between the Company and any Director, his/her affiliates and other Director conflict of interest matters.

          6. Director Compensation. Conduct an annual assessment of non-management Director compensation and benefits.

          7. Corporate Governance Guidelines. Review and reassess the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval.

          8. Board Performance Process. Recommend the scope of the annual Board performance assessment, including whether the performance of individual Directors will be assessed in addition to the assessment of the performance of the Board as a group. Receive comments from all Directors and report annually to the Board with an assessment of the Board's performance, to be discussed with the full Board following the end of each fiscal year.

          Assess actions to be taken with respect to Directors, if any, when are unable to perform the duties required of Directors and making appropriate recommendations to the Board.

          9. Reports to the Board. Report its activities to the Board in such manner and at such times as it deems appropriate.

          10. Review Committee Performance. Annually review its own performance.

          11. Review Charter. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

ADVISORS

          1. Director Search Consultants. The Committee shall have sole authority to retain and terminate any search firm to be used to identify Director candidates, including sole authority to approve such search firm's fees and other retention terms.

          2. Director Compensation Consultants. The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of Director compensation and shall have the authority to approve the consultant's fees and other retention terms.

          3. Legal, Accounting and Other Consultants. The Committee shall have authority to obtain advice and assistance from in-house or outside legal, accounting and other advisors.

          4. Funding. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the consultants.

                                                                       EXHIBIT C

                          SCHERING-PLOUGH CORPORATION
               EXECUTIVE COMPENSATION AND ORGANIZATION COMMITTEE
                               ------------------
                                    CHARTER
             (approved by the Board of Directors January 28, 2003)

PURPOSE

     The Committee is appointed by the Board of Directors to discharge the Board's responsibilities relating to compensation of the Company's officers and to assist the Board with the approval of equity compensation plans. The Committee has overall responsibility for approving and evaluating the officer compensation plans, policies and programs for the Company.

MEMBERSHIP REQUIREMENTS

     The Committee shall be comprised of at least three Directors. Members shall be appointed and may be removed by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

     Each member of the Committee shall be independent in accordance with the requirements of the New York Stock Exchange.

MEETINGS AND OPERATION

     The Committee shall meet at least three times a year, or more frequently as it may determine advisable in light of its responsibilities as set forth in this Charter. The Committee Chair sets the agenda for each meeting and determines the length and frequency of meetings.

     The Committee may request any officer or employee of the Company, outside counsel or consultants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Committee shall determine how to best operate, including whether to delegate any responsibilities to subcommittees.

     The Committee shall operate in full compliance with the New York Stock Exchange requirements for compensation committees and any other applicable laws and regulations.

COMMITTEE RESPONSIBILITIES

     In carrying out its purpose, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. While there is no "blueprint" to be followed by the Committee in carrying out its purpose, the following should be considered within the responsibility and authority of the Committee:

          1.  Executive Compensation.

             a. The Committee shall review and make recommendations to the Board with respect to incentive-compensation plans and equity-based plans.

             b. As part of the determination of the CEO's compensation, the Committee shall, after receiving input from the full Board, annually review the CEO's performance in light of corporate goals and objectives and set the CEO's compensation levels based on this evaluation.

             c. The Committee shall, after receiving input from the full Board, annually review and approve, for the CEO and the senior executives of the Company:

              - corporate goals and objectives relevant to compensation,

              - compensation levels and the mix of compensation instruments, including short-term and long-term incentive awards (and in making this determination, the Committee shall consider the Company's performance and relative shareholder return, the value of similar compensation instruments at comparable companies and the value of awards to such executive in past years),

              - the annual base salary level,

              - the annual incentive opportunity level,

              - the long-term incentive opportunity level,

              - employment agreements, severance arrangements, and change in control agreements/provisions, in each case as, when and if appropriate, and

              - any special or supplemental benefits.

          2. Report for Proxy Statement. Produce the annual report on executive compensation as required to be included in the Company's proxy statement in accordance with Securities and Exchange Commission regulations.

          3. Plans. Review and make recommendations to the Board and the shareholders regarding the approval of equity-based plans. Administer or approve administration of equity-based and incentive plans. Determine the Company's policy regarding deductibility of compensation under Section 162m of the Internal Revenue Code.

          4. Reports to the Board. Reports its activities to the Board in such manner and at such times as it deems appropriate.

          5. Review Committee Performance. Review annually its own performance.

          6. Review Charter. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Nominating and Corporate Governance Committee and the Board.

ADVISORS

     1. Executive Compensation Consultants. The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of CEO or senior executive compensation and shall have sole authority to approve the consultant's fees and other retention terms.

     2. Legal Accounting and Other Advisors. The Committee shall have authority to obtain advice and assistance from in-house or outside legal, accounting and other advisors.

     3. Funding. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the consultants.

                                                                       EXHIBIT D

                          SCHERING-PLOUGH CORPORATION
                     BUSINESS PRACTICES OVERSIGHT COMMITTEE

                               ------------------

                                    CHARTER
             (approved by the Board of Directors January 28, 2003)

PURPOSE

     The Committee will assist the Board in the oversight of:

     - The Company's non-financial compliance systems and practices and related management activities, including Good Manufacturing Practices.

     - Systems for compliance with the Company's Business Conduct Policy.

     - Regulatory and government affairs and developments regarding material litigation and investigations involving compliance with laws and regulations.

     The Business Practices Oversight Committee and the other Committees of the Board will coordinate their compliance and risk oversight efforts to the extent necessary or appropriate to ensure the proper exchange of information.

MEMBERSHIP REQUIREMENTS

     The Committee shall consist of no fewer than three members. Members shall be appointed and may be removed by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

MEETINGS AND OPERATION

     The Committee shall meet at least three times a year, or more frequently as it may determine advisable in light of its responsibilities as set forth in this Charter. The Committee Chair sets the agenda for each meeting and determines the length and frequency of meetings.

     The Committee may request any officer or employee of the Company, outside counsel or the non-financial auditors or consultants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Committee shall determine how to best operate, including whether to delegate any responsibilities to subcommittees.

     The Committee shall operate in full compliance with applicable laws and regulations.

COMMITTEE RESPONSIBILITIES

     In carrying out its purpose, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. While there is no "blueprint" to be followed by the Committee in carrying out its purpose, the following should be considered within the responsibilities and authority of the Committee:

          1. Review of Policies and Systems regarding Compliance with Laws, Regulations and Business Conduct Policy. Review and assess the adequacy of the Company's policies and systems designed to obtain compliance with laws and regulations and the Company's Business Conduct Policy; receive reports relating to all significant compliance areas; and meet periodically with the Company's management, compliance officers, General Counsel, Corporate Audits, and outside advisors, as appropriate, to review:

             (a) the components of the Company's compliance programs and how those programs are communicated to employees,

             (b) the results of any audits of those compliance programs,

             (c) any compliance issues, problems or trends identified by those compliance programs or audits,

             (d) the steps taken to address any significant violations of those compliance programs,

             (e) the resources allocated to those compliance programs, and

             (f) significant reports or inquiries received from governmental agencies, and any material litigation or investigations involving the Company's compliance with any law or regulation.

          2. Good Manufacturing Practices. Review periodic reports on Good Manufacturing Practices and the Company's compliance with the Consent Decree with the Food and Drug Administration entered May 17, 2002.

          3. Non-Financial Risk Management Matters. Discuss with management the Company's major non-financial risk exposures and the steps management has taken to monitor and control such risk exposures, including the Company's risk assessment and risk management policies.

          4. Reports. Report its activities to the Board at such times and in such manner as it deems appropriate. At least annually, the Committee or its Chair will meet with the Finance and Audit Review Committee or its Chair to review compliance and risk matters, including material reports or inquiries received from governmental agencies and material litigation.

          5. Review Committee Performance. Annually review its own performance.

          6. Review Charter. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Nominating and Corporate Governance Committee and the Board.

ADVISORS

     The Committee shall have authority to obtain advice and assistance from in-house or outside legal, accounting and other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the advisors.

COMMITTEE ROLE

     The Committee has the responsibilities set forth in this Charter, but its role is one of oversight. While the Committee shall attempt in good faith to assure the integrity and adequacy of the Company's non-financial compliance systems and practices, it is not the responsibility of the Committee to assure compliance with laws or the Company's Business Conduct Policy. That is the responsibility of management.

                                                                       EXHIBIT E

                          SCHERING-PLOUGH CORPORATION
                               PENSION COMMITTEE
                               ------------------

                                    CHARTER
             (approved by the Board of Directors January 28, 2003)

PURPOSE

     The Committee shall provide general oversight for the investment of funds under the employee benefit plans of the Company and its subsidiaries.

MEMBERSHIP

     The Committee shall be comprised of at least three Directors. Members shall be appointed, and may be removed, by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

MEETINGS AND OPERATION

     The Committee shall meet at least twice a year, and more frequently as it may determine advisable in light of its responsibilities as set forth in this Charter. The Committee Chair sets the agenda for each meeting and determines the length and frequency of meetings.

     The Committee may request any officer or employee of the Company, outside counsel or consultants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Committee shall determine how to best operate, including whether to delegate any responsibilities to subcommittees.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     Employee Benefit Plans. Regarding the employee benefit plans of the Company and its subsidiaries, the Committee shall:

     - review the investment policies for the plans,

     - review periodic reports from the Investment Committee or the investment managers and trustees under the plans regarding the investment performance of the funds, and

     - receive periodic briefings regarding compliance with funding and other regulatory requirements, including ERISA provisions.

     Board Reports. Report its activities to the Board in such manner and at such times as it deems appropriate.

     Review Committee Performance.  Review annually its own performance.

     Review Charter. Review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Nominating and Corporate Governance Committee and the Board.

ADVISORS

     The Committee shall have authority to obtain advice and assistance from in-house or outside legal, accounting and other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the consultants.

COMMITTEE ROLE

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to manage the Company's employee benefit plans or to direct the investment of assets under any such plan. These are the responsibility of management and the named fiduciaries of the plans. The Committee is not a fiduciary under ERISA or otherwise with respect to any benefit plan or asset.

                                                                       EXHIBIT F

                          SCHERING-PLOUGH CORPORATION
                              EXECUTIVE COMMITTEE
                               ------------------

                                    CHARTER
             (approved by the Board of Directors January 28, 2003)

PURPOSE

     The Committee shall assist in the oversight of specified matters as delegated by the Board and to the extent permitted by law and the Company's By-Laws in the intervals between Board meetings.

MEMBERSHIP

     The Committee shall be comprised of at least three Directors. Members shall be appointed, and may be removed, by the Board upon the recommendation of the Nominating and Corporate Governance Committee. The Chief Executive Officer shall be a member of the Executive Committee ex officio.

MEETINGS AND OPERATION

     The Committee shall meet as necessary. The Committee shall determine how to best operate. The Committee Chair sets the agenda for each meeting and determines the length and frequency of meetings.

     The Committee may request any officer, employee of the Company, outside counsel or consultants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     Board Reports. Report its activities at any meeting to the Board at the next Board meeting and at such other times and in such manner as it deems appropriate.

     Review Committee Performance.  Review periodically its own performance.

     Review Charter. Review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Nominating and Corporate Governance Committee and the Board.

ADVISORS

     The Committee shall have authority to obtain advice and assistance from in-house or outside legal, accounting and other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the consultants.

                                   DIRECTIONS
                          Sheraton at Woodbridge Place
                              515 Route One South
                            Iselin, New Jersey 08830

                              Tel: (732) 634-3600

FROM THE NEW JERSEY TURNPIKE

     Exit 11 and follow signs to Garden State Parkway North to Exit 131A. This puts you on Wood Ave. South. At the 3rd traffic light make a right turn onto Middlesex-Essex Turnpike. At the 3rd traffic light take another right turn. This puts you on Gill Lane for approximately 2 miles to the Sheraton, which is on the right side of Gill Lane, just before you reach the intersection of Route 1.

FROM THE GARDEN STATE PARKWAY

     TRAVELING SOUTH: Take Exit 130 to Route 1 North. Continue until you see the Sheraton on the left. Go straight through the traffic light and take the Gill Lane jughandle in the right lane. Take a left at the intersection of Gill Lane and Route 1 and turn right into the Sheraton's entrance.

     TRAVELING NORTH: Take Exit 131A. This puts you on Wood Ave. South. At the 3rd traffic light make a right turn onto Middlesex-Essex Turnpike. At the 3rd traffic light take another right turn. This puts you on Gill Lane for approximately 2 miles to the Sheraton, which is on the right side of Gill Lane, just before you reach the intersection of Route 1.

FROM ROUTE 287 NORTH OR SOUTH:

     Take the exit for Route 1 North. Continue until you see the Sheraton on the left. Go straight through the traffic light and take the Gill Lane jughandle in the right lane. Take a left at the intersection of Gill Lane and Route 1 and turn right into the Sheraton's main entrance.

FROM NEWARK INTERNATIONAL AIRPORT:

     Take Route 1 and 9 South towards Woodbridge. Follow Route 1 South to Sheraton on the right hand side -- approximately 12 miles.

FROM NEW YORK CITY:

     Take either the Holland or Lincoln Tunnel to the New Jersey Turnpike South, to Exit 11. Take the Garden State Parkway North, to Exit 131A. This puts you on Wood Ave. South. At the 3rd traffic light make a right turn onto Middlesex-Essex Turnpike. At the 3rd traffic light take another right turn. This puts you on Gill Lane for approximately 2 miles to the Sheraton, which is on the right side of Gill Lane, just before you reach the intersection of Route 1.

FROM STATEN ISLAND:

     Take the Outer Bridge Crossing to Route 440. This will eventually turn into Route 287, which you will take going north. Take Exit for Route 1 North. Continue until you see the Sheraton on the left. Go straight through the traffic light and take the Gill Lane jughandle in the right lane. Take a left at the intersection of Gill Lane and Route 1 and turn right into the Sheraton's main entrance.

  [SCHERING-PLOUGH LOGO]

  SCHERING-PLOUGH CORPORATION
  2000 Galloping Hill Road
  Kenilworth, New Jersey 07033

                                ADMISSION TICKET
                       2003 ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

      The Annual Meeting of Shareholders of Schering-Plough Corporation will be held at the Sheraton at Woodbridge Place, 515 Route One South, Iselin, New Jersey, on Tuesday, April 22, 2003 at 2:00 p.m.

      To be sure that your vote is counted, we urge you to complete and sign the proxy card below, detach it from this letter, and return it in the prepaid envelope enclosed in this package. Alternatively, you can vote by Internet or telephone by following the instructions on the opposite side of this proxy card. The giving of such proxy does not affect your right to vote in person if you attend the meeting. Your prompt reply will aid the Corporation in reducing the expense of additional proxy solicitation.

      Admission to the meeting will be by ticket only. If you are a shareholder of record and plan to attend, please detach and bring this letter to the meeting as an admission ticket. Admission will be on a first come, first served basis.

                                                               Joseph J. LaRosa
                                                               Secretary

March 13, 2003

                             DETACH PROXY CARD HERE
-------------------------------------------------------------------------------

                      SCHERING-PLOUGH CORPORATION -- PROXY
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      ANNUAL MEETING OF SHAREHOLDERS -- APRIL 22, 2003

      I appoint Joseph C. Connors, Joseph J. LaRosa and Jack L. Wyszomierski individually as proxies to vote all of my Schering Plough Corporation Common Shares at the Annual Meeting of Shareholders to be held on April 22, 2003, or at any adjournment or postponement of that meeting, as directed on the other side of this card and, in their discretion upon other matters that arise at the meeting. I also give each of them the ability to substitute someone else as proxy. I revoke any proxy previously given for the same shares.

      The shares represented by this proxy will be voted in accordance with instructions given on the other side of this card. If this proxy is signed and returned without specific instructions as to any item or all items, it will be voted for the election of 3 directors as named herein and for proposal (2).

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


                                         SCHERING-PLOUGH CORPORATION
                                         P.O. BOX 11371
                                         NEW YORK, N.Y. 10203-0371

[SCHERING-PLOUGH LOGO]

                                         YOUR VOTE IS IMPORTANT
                                     VOTE BY INTERNET / TELEPHONE
                                    24 HOURS A DAY, 7 DAYS A WEEK

         INTERNET                                    TELEPHONE                                MAIL
HTTPS://WWW.PROXYVOTENOW.COM/SGP                   1-888-216-1328
- Go to the website address listed           - Use any touch-tone telephone.             - Mark, sign and date your
  above.                                     - Have your proxy card ready.                 proxy card.
- Have your proxy card ready.                - Enter your Control Number                 - Detach your proxy card.
- Enter your Control Number located            located in the box below.
  in the box below.                    OR    - Follow the simple recorded       OR       - Return your proxy card in the
- Follow the simple instructions that          instructions.                               prepaid envelope provided.
  appear on your computer screen.

                                    Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card, and there is no need for you to mail back your proxy.

                                                 1-888-216-1328
                                             CALL TOLL-FREE TO VOTE

                                               CONTROL NUMBER FOR
                                        TELEPHONE OR INTERNET VOTING

  THE INTERNET AND TELEPHONE VOTING FACILITIES WILL CLOSE AT 5:00 P.M. E.S.T.
                               ON APRIL 21, 2003.
                          PLEASE DETACH PROXY CARD HERE

     PLEASE SIGN, DATE AND
[ ]  RETURN THE PROXY CARD               [X]
     PROMPTLY USING THE       VOTES MUST BE INDICATED
     ENCLOSED ENVELOPE.       (X) IN BLACK OR BLUE INK.

THE BOARD OF DIRECTORS RECOMMENDS           THE BOARD
A VOTE "FOR" ITEMS 1 AND 2                  RECOMMENDS

1. The election to the Board of            FOR all nominees          WITHHOLD authority
   the 3 nominees named below              listed (except as         to vote for all
   for a term of 3-years:                  indicated to the          nominees listed
   1-Carl E. Mundy, Jr.;                   contrary below)
   2-Patricia F. Russo; 3- Arthur
   F. Weinbach.                               [ ]                        [ ]

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES, WRITE THE NAME(S) OF SUCH PERSON(S) HERE:

                                                            To change your
                                                            address, please mark
                                                            this box. [ ]

                                   FOR    AGAINST    ABSTAIN
2.  Ratification of Designation
    of Independent Auditors        [ ]      [ ]        [ ]

                                                       -------------------------
                                                              SCAN LINE
                                                       -------------------------


                                 Please vote, sign, date and return this card promptly using the enclosed envelope. Sign exactly as your name appears above. Each joint tenant should sign. When signing as attorney, trustee, etc., give full title.

                                 Date  Shareholder sign here  Co-Owner sign here

                                 ----  --------------------   ------------------

[SCHERING-PLOUGH LOGO]

SCHERING-PLOUGH CORPORATION
2000 Galloping Hill Road
Kenilworth, New Jersey 07033

                        RE: PROXY VOTING INSTRUCTIONS TO
                        VANGUARD FIDUCIARY TRUST COMPANY

Dear Plan Participant:

     The Annual Meeting of Shareholders of Schering-Plough Corporation will be held at the Sheraton at Woodbridge Place, 515 Route One South, Iselin, New Jersey, on Tuesday, April 22, 2003 at 2:00 p.m.

     To be sure that the shares credited to your Company Stock Account(s) are voted in accordance with your wishes, we urge you to complete and sign the voting instruction card below, detach it from this letter, and return it in the prepaid envelope enclosed in this package. Alternatively, you can vote by telephone or Internet following the instructions on the opposite side of this proxy card.

                                                                Joseph J. LaRosa
                                                                Secretary

March 13, 2003


                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

                          SCHERING-PLOUGH EMPLOYEES' SAVINGS PLAN
            SCHERING-PLOUGH EMPLOYEES' PROFIT-SHARING INCENTIVE PLAN

                               VOTING INSTRUCTIONS

      Under the Schering-Plough Employees' Savings Plan and the Schering-Plough Employees' Profit-Sharing Incentive Plan (the "Plans"), you may direct the voting of the shares credited to your Company Stock Accounts under the Plans at the Corporation's Annual Meeting of Shareholders on April 22, 2003. The number of shares shown on the reverse side represents the total share holdings you have in the Plans in which you participate.

      Enclosed is a copy of the Notice of Annual Meeting and Proxy Statement describing the items to be presented at the meeting. If no direction is given, shares will be voted FOR items 1 and 2.

      To: Vanguard Fiduciary Trust Company as Trustee.

      In accordance with the provisions of the Plans, I hereby direct that, at the Annual Meeting of Shareholders of Schering-Plough Corporation on April 22, 2003, and at all adjournments or postponements thereof, the number of Common Shares of Schering-Plough Corporation credited to my accounts under the Plans and entitled to vote at said meeting shall be voted or caused to be voted as specified.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


                                               SCHERING-PLOUGH CORPORATION
                                               P.O. BOX 11300
                                               NEW YORK, N.Y. 10203-0300

[SCHERING-PLOUGH LOGO]                        YOUR VOTE IS IMPORTANT
                                             VOTE BY INTERNET/TELEPHONE
                                            24 HOURS A DAY, 7 DAYS A WEEK

        INTERNET                                           TELEPHONE                                       MAIL
HTTPS://WWW.PROXYVOTENOW.COM/SGP                       1-888-216-1328
- Go to the website address listed              - Use any touch-tone telephone.          - Mark, sign and date your proxy card.
  above.                                        - Have your proxy card ready.            - Detach your proxy card.
- Have your proxy card ready.                   - Enter your Control Number              - Return your proxy card in the
- Enter your Control Number located               located in the box below.                prepaid envelope provided.
  in the box below.                      OR     - Follow the simple recorded     OR
- Follow the simple instructions that             instructions.
  appear on your computer screen.

                                        Your Internet or telephone vote
                                        authorizes named proxies to vote your
                                        shares in the same manner as if you
                                        marked, signed and returned your proxy
                                        card, and there is no need for you to
                                        mail back your proxy.

                                                    1-888-216-1328
                                                CALL TOLL-FREE TO VOTE

                                                 CONTROL NUMBER FOR
                                          TELEPHONE OR INTERNET VOTING

  THE INTERNET AND TELEPHONE VOTING FACILITIES WILL CLOSE AT 5:00 P.M. E.S.T.
                               ON APRIL 21, 2003.
                          PLEASE DETACH PROXY CARD HERE

     PLEASE SIGN, DATE AND
[ ]  RETURN THE PROXY CARD             [X]
     PROMPTLY USING THE      VOTES MUST BE INDICATED
     ENCLOSED ENVELOPE.      (X) IN BLACK OR BLUE INK.

THE BOARD OF DIRECTORS RECOMMENDS   THE BOARD
A VOTE "FOR" ITEMS 1 AND 2        RECOMMENDS

1. The election to the Board of            FOR all nominees    WITHHOLD authority
   the 3 nominees named below for a term   listed (except as   to vote for all
   of 3-years: 1-Carl E. Mundy, Jr.;       indicated to the    nominees listed
   2-Patricia F. Russo; 3-Arthur F.        contrary below)
   Weinbach.                                   [ ]               [ ]


INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES, WRITE THE NAME(S) OF SUCH PERSON(S) HERE:


                                        To change your address, please mark this box. [ ]

                                    FOR        AGAINST     ABSTAIN

2.  Ratification of Designation
    of Independent Auditors         [ ]         [ ]         [ ]

                                                   -----------------------------
                                                           SCAN LINE
                                                   -----------------------------

                              Please vote, sign, date and return this card promptly using the enclosed envelope. Sign exactly as your name appears above. Each joint tenant should sign. When signing as attorney, trustee, etc., give full title.

                              Date  Shareholder sign here  Co-Owner sign here

                              ----  --------------------   ------------------